                                                                    Exhibit 3.11

--------------------------------------------------------------------------------

                             Nextmedia Investors LLC

                           SECOND AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                                   ----------

                            Dated as of June 13, 2001

                                   ----------

--------------------------------------------------------------------------------

           MEMBERSHIP INTERESTS ARE SUBJECT TO TRANSFER RESTRICTIONS.

                                TABLE OF CONTENTS

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
Schedules
---------

Schedule A   Membership Interests
Schedule B   Initial Board of Directors
Schedule C   Company Officers
Schedule D   Existing Member Investments
Schedule E   Management Member/Additional Employed Member Employment Agreements
Schedule F   Foreign Ownerships

Exhibits
--------

Exhibit A    Form of Employment Agreement

                                TABLE OF CONTENTS

                                                                                    Page
ARTICLE 1 THE LIMITED LIABILITY COMPANY...........................................    2

         Section 1.1       Formation..............................................    2
         Section 1.2       Name...................................................    2
         Section 1.3       Purpose................................................    2
         Section 1.4       Address................................................    2
         Section 1.5       Fiscal Year............................................    2
         Section 1.6       Members................................................    2

ARTICLE 2 DEFINITIONS.............................................................    2

         Section 2.1       Definitions............................................    3

ARTICLE 3 CAPITAL CONTRIBUTIONS...................................................   18

         Section 3.1       Capital Contributions by the Members...................   18
         Section 3.2       Further Contributions..................................   23
         Section 3.3       Withdrawal of Capital..................................   23
         Section 3.4       Loans..................................................   23
         Section 3.5       Interest...............................................   24
         Section 3.6       Benefited Parties......................................   24

ARTICLE 4 DISTRIBUTIONS...........................................................   24

         Section 4.1       Distributions..........................................   24
         Section 4.2       Timing and Manner of Distributions.....................   25
         Section 4.3       Restriction on Distributions...........................   25
         Section 4.4       Demand for Distributions...............................   26
         Section 4.5       Forfeitability of Class B Interests....................   26

ARTICLE 5 CERTAIN TAX AND OTHER REGULATORY MATTERS................................   27

         Section 5.1       Capital Account........................................   27
         Section 5.2       General Application....................................   27
         Section 5.3       General Allocations....................................   28
         Section 5.4       Special Allocations....................................   29
         Section 5.5       Allocation of Nonrecourse Liabilities..................   30
         Section 5.6       Transfer of Interest...................................   30

                                TABLE OF CONTENTS
                                   (continued)

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         Section 5.7       Tax Allocations.........................................   30
         Section 5.8       Employee Deductions.....................................   31
         Section 5.9       Book-Up Adjustment Provisions...........................   31

ARTICLE 6 MANAGEMENT...............................................................   31

         Section 6.1       Board...................................................   31
         Section 6.2       Board Appointments and Procedures.......................   32
         Section 6.3       Vacancies...............................................   33
         Section 6.4       Forfeiture of Right to Designate Board Members..........   33
         Section 6.5       Meetings of the Board...................................   34
         Section 6.6       Committees..............................................   34
         Section 6.7       Voting..................................................   34
         Section 6.8       Telephone Meetings......................................   34
         Section 6.9       Action by Written Consent...............................   35
         Section 6.10      Waiver of Notice........................................   35
         Section 6.11      Major Decisions.........................................   35
         Section 6.12      First Meeting...........................................   36
         Section 6.13      Election of Officers....................................   36
         Section 6.14      Procedure...............................................   37
         Section 6.15      Compensation............................................   37
         Section 6.16      Devotion of Time........................................   37
         Section 6.17      Competitive Activities..................................   37
         Section 6.18      Transactions with Affiliates............................   37

ARTICLE 7 OFFICERS AND OTHER AGENTS................................................   38

         Section 7.1       Number; Titles; Term of Office..........................   38
         Section 7.2       Removal.................................................   38
         Section 7.3       Vacancies...............................................   38
         Section 7.4       Authority...............................................   38
         Section 7.5       Compensation............................................   38
         Section 7.6       Chairman of the Board...................................   38
         Section 7.7       President...............................................   38

                                TABLE OF CONTENTS
                                  (continued)

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
         Section 7.8       Vice Presidents.........................................   39
         Section 7.9       Treasurer...............................................   39
         Section 7.10      Assistant Treasurers....................................   39
         Section 7.11      Secretary...............................................   39
         Section 7.12      Assistant Secretaries...................................   39

ARTICLE 8 MEETINGS OF MEMBERS......................................................   39

         Section 8.1       Place of Meetings.......................................   39
         Section 8.2       Annual Meeting..........................................   40
         Section 8.3       Special Meetings........................................   40
         Section 8.4       Notice and Waiver Thereof...............................   40
         Section 8.5       Quorum..................................................   40
         Section 8.6       Voting.  Voting and Voting Power........................   40
         Section 8.7       Record Date.............................................   41
         Section 8.8       Voting Lists............................................   41
         Section 8.9       Adjournment.............................................   41
         Section 8.10      Proxies.................................................   41
         Section 8.11      Conduct of Meeting......................................   42
         Section 8.12      Action by Written Consent...............................   42
         Section 8.13      Telephone and Similar Meetings..........................   42

ARTICLE 9 RIGHTS AND OBLIGATIONS OF MEMBERS........................................   43

         Section 9.1       No Participation by Members.............................   43
         Section 9.2       Liabilities of the Members..............................   43
         Section 9.3       Membership Restrictions.................................   43
         Section 9.4       Competitive Activities..................................   45
         Section 9.5       Multiple Ownership Rules................................   47

ARTICLE 10 EXCULPATION AND INDEMNIFICATION.........................................   47

         Section 10.1      Exculpation.............................................   47
         Section 10.2      Indemnity...............................................   47

ARTICLE 11 FINANCIAL ACCOUNTING AND TAX MATTERS....................................   48

         Section 11.1      Books and Records.......................................   48

                                TABLE OF CONTENTS
                                   (continued)

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
         Section 11.2      Tax Information.........................................   48
         Section 11.3      Tax Matters Member......................................   48
         Section 11.4      Audit...................................................   49
         Section 11.5      Banking.................................................   49
         Section 11.6      Accounting Decisions....................................   49
         Section 11.7      Financial Reports.......................................   49

ARTICLE 12 TRANSFERS OF MEMBERSHIP INTERESTS.......................................   50

         Section 12.1      Compliance with Securities Laws; Assignments............   50
         Section 12.2      Transfer by Members.....................................   50
         Section 12.3      Other Restrictions on Transfer..........................   51
         Section 12.4      Effect of Assignment....................................   51
         Section 12.5      Right of First Offer....................................   51
         Section 12.6      Tag Along Rights........................................   53
         Section 12.7      Admission of Members....................................   54

ARTICLE 13 DISSOLUTION AND WINDING UP..............................................   55

         Section 13.1      Dissolution.............................................   55
         Section 13.2      Accounting on Dissolution...............................   55
         Section 13.3      Termination.............................................   55
         Section 13.4      No Negative Capital Account Obligation..................   56
         Section 13.5      No Other Cause of Dissolution...........................   56
         Section 13.6      No Obligation to Make Further Contributions.............   56

ARTICLE 14 OPTION OF CLASS A MEMBERS TO PURCHASE INTERESTS.........................   56

         Section 14.1      Option..................................................   56
         Section 14.2      Notice of Option Exercise...............................   57
         Section 14.3      Exercise of Option......................................   57
         Section 14.4      Fair Interest Value.....................................   57
         Section 14.5      Adjustment to Fair Interest Value.......................   58

ARTICLE 15 POWER OF ATTORNEY.......................................................   59

         Section 15.1      Grant...................................................   59
         Section 15.2      Authorization of Execution and Delivery.................   60

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                                TABLE OF CONTENTS
                                   (continued)

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
         Section 15.3      Scope of Power..........................................   60

ARTICLE 16 ENGAGEMENT OF MANAGEMENT................................................   60

         Section 16.1      Engagement of Management................................   60
         Section 16.2      Term of Engagement......................................   60
         Section 16.3      Compensation............................................   60
         Section 16.4      Inter-Relationships of Responsibilities.................   61
         Section 16.5      Termination.............................................   61

ARTICLE 17 MISCELLANEOUS...........................................................   62

         Section 17.1      Specific Performance....................................   62
         Section 17.2      Authority...............................................   62
         Section 17.3      Waiver of Partition.....................................   62
         Section 17.4      Waivers.................................................   62
         Section 17.5      Amendments..............................................   63
         Section 17.6      Amendment by the Board..................................   64
         Section 17.7      Notices.................................................   65
         Section 17.8      Other Terms.............................................   65
         Section 17.9      Entire Agreement........................................   65
         Section 17.10     Execution in Counterparts...............................   65
         Section 17.11     Binding Effect..........................................   66
         Section 17.12     Governing Law...........................................   66
         Section 17.13     Severability............................................   66
         Section 17.14     Compliance with Certain Laws............................   66
         Section 17.15     Representations and Covenants...........................   66
         Section 17.16     Public Announcements....................................   67
         Section 17.17     No Implied Duties Of The Board..........................   67
         Section 17.18     Confidentiality.........................................   68
         Section 17.19     Legal Counsel Relationships.............................   68

                           Second Amended AND Restated
                       Limited Liability Company Agreement
                                       OF
                             Nextmedia Investors LLC
                             -----------------------

     This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of NextMedia Investors LLC, a Delaware limited liability company (the "Company"),
                                                                    -------
is made as of June 13, 2001 (the "Effective Date"), by and among each of the
                                  --------------
Persons whose names are set forth on Schedule A attached hereto as Members.
                                     ----------
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Article 2.
             ---------

     WHEREAS, the Original Members heretofore formed the Company pursuant to that certain Limited Liability Company Agreement dated as of February 28, 2000 (the "LLC Agreement"); and
      --- ---------

     WHEREAS, the Original Members entered into an amendment and restatement of the LLC Agreement dated as of April 17, 2000 (the "Original Agreement")
                                                   ------------------
providing for the admission of Alta Communications VIII, L.P., Alta Communications VIII-B, L.P. and Alta Associates VIII, LLC as new Class A Members in the Company and the creation of a new class of Membership Interests designated as "Class C Interests;" and

     WHEREAS, the Members desire to amend and restate the Original Agreement to provide for the admission of GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, and GS Capital Partners 2000 Employee Fund, L.P. as new Class A Members; to reflect the prior admission of Alta-Comm VIII S by S, LLC, Thomas Weisel Capital Partners (Dutch), L.P., and Thomas Weisel Capital Partners (Dutch II), L.P. as Class A Members; to reflect changes to the Capital Commitments of certain of the Class A Members; to reflect the possible future admission of PNE Media LLC as a new Class A Member; to change the promote percentage to be received by holders of Class B Interests in order to reflect additional Capital Contributions that were not contemplated at the time of the Original Agreement; to reflect the simultaneous transfer of a portion of the originally issued Class B Units from the Management Members to certain individuals hired by NextMedia Outdoor, Inc. to assist in the operation and development of its traditional outdoor advertising business; to reflect the changes that have occurred in the Company's organizational structure; and to establish the respective rights and obligations of all Members with respect to the Company; and

     WHEREAS, included as signatories to this Agreement are the Class C Members (whose names are set forth on Schedule A) who have previously become Members of
                              ----------
the Company by executing joinder agreements to the Original Agreement; and

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and provisions hereinafter contained and intending to be legally bound hereby, the Members hereby agree as follows:

                                    ARTICLE 1
                          THE LIMITED LIABILITY COMPANY
                          -----------------------------

     Section 1.1 Formation. The Original Members formed a limited liability
                 ---------
company on January 24, 2000, pursuant to and in accordance with the provisions of the Delaware Limited Liability Company Act (such Act, or any successor law, as amended from time to time, the "Act"). The term of the Company commenced upon
                                   ---
the filing of the certificate of formation (the "Certificate") with the
                                                 -----------
Secretary of State of the State of Delaware and shall continue in existence until its affairs are dissolved, liquidated and terminated in accordance with this Agreement and the Act.

     Section 1.2 Name. The name of the Company is "NextMedia Investors LLC". The
                 ----
Board may, in its sole discretion and in compliance with the Act, change the name of the Company from time to time and shall give prompt written notice thereof to the Members; provided, however, that such name may not contain any portion of the name or mark of any Member without such Member's consent. In any such event, the Board shall promptly file in the office of the Secretary of State of the State of Delaware an amendment to the Certificate reflecting such change of name.

     Section 1.3 Purpose. The purpose of the Company shall be (i) to, directly
                 -------
or indirectly, purchase, hold, manage, sell, and exercise rights with respect to debt and equity investments ("Investments") for its own account in various media
                              -----------
businesses, principally the Core Businesses primarily in the United States (collectively, the "Lines of Business"), (ii) to directly or indirectly operate,
                    -----------------
manage and control the Lines of Business of the Investments and (iii) to engage or participate in any other lawful business activities that may be required in order to effect the actions described in the foregoing clauses (i) and (ii); provided, however, that, except in accordance with the provisions of Section
                                                                     -------
6.11(c), the Lines of Business shall not include any newspaper publishing or
-------
television broadcast and cable businesses.

     Section 1.4 Address The address of the Company's initial principal place of
                 -------
business shall be 6312 Fiddler's Green Circle, Suite 360E, Englewood, Colorado 80011. The Board may change such principal place of business from time to time. The Company may from time to time have such other or additional places of business within or without the State of Delaware as may be designated by the Board.

     Section 1.5 Fiscal Year The fiscal year (the "Fiscal Year") of the Company
                 -----------                       -----------
shall end on the last day of each calendar year unless, for federal income tax purposes, another Fiscal Year is required. The Company shall have the same Fiscal Year for United States federal income tax purposes and for accounting purposes.

     Section 1.6 Members The Persons whose names are set forth on Schedule A
                 -------                                          ----------
attached hereto under the headings "Class A Members", "Class B Members" and "Class C Members," as amended from time to time pursuant to the terms of this Agreement, shall be the Members from such date as they become parties to this Agreement.

                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

     Section 2.1 Definitions. Capitalized words and phrases used in this
                 -----------
Agreement have the following meanings:

     "Acceptance Notice" shall have the meaning set forth in Section 3.2 of this
      -----------------                                      -----------
Agreement.

     "Act" shall have the meaning set forth in Section 1.1 of this Agreement.
      ---                                      -----------

     "Additional Capital Contributions" shall have the meaning set forth in
      --------------------------------
Section 3.1(b)(i) of this Agreement.
-----------------

     "Additional Contributions" shall mean any equity funding (including any New
      ------------------------
Contributions) received by the Company after the Effective Date (i.e. this includes, without limitation (i) any New Contributions for which there is a Capital Commitment on the Effective Date (ii) any New Contributions deemed contributed by PNE pursuant to the PNE Agreement and (iii) the amount of any Capital Contributions deemed made in accordance with clause (ii) of the definition of "Capital Contribution", but excludes any Existing Contributions).

     "Additional Employed Members" shall mean those Persons (other than the
      ---------------------------
Management Members) who are, or who become, employed by the Company or any Portfolio Company and are issued, or otherwise receive, Class B Units in the Company.

     "Additional Thomas Weisel Commitment" shall mean the Capital Commitment for
      -----------------------------------
$25 million initially made on the Effective Date by TWCP, as set forth opposite the name "Additional Thomas Weisel Commitment" on Schedule A attached hereto, as
                                                  ----------
such Capital Commitment may be amended in accordance with Section 3.1(b)(vi) of this Agreement.

     "Adjusted Capital Account Deficit" shall mean, with respect to any Member
      --------------------------------
for any Fiscal Year, the deficit balance, if any, in such Member's Capital Account as of the end of such Fiscal Year after giving effect to the following adjustments: (a) crediting to such Capital Account any amounts that such Member is obligated to restore as described in the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5) or any provision of this Agreement, and (b) debiting from such Capital Account the items described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     "Adjusted Capital Contribution" shall mean, as of any date, a Class A
      -----------------------------
Member's Capital Contributions or a Class C Member's Capital Contributions, as the case may be, adjusted as follows:

          (a) Increased by the amount of any Company liabilities which, in connection with distributions in accordance with the provisions of Section
                                                                        -------
     4.1(a), are assumed by such Class A Member or Class C Member, as the case
     ------
     may be, or are secured by any Company Assets distributed to such Class A Member or Class C Member, as the case may be;

          (b) Reduced by the amount of cash and the fair market value of any Company Assets distributed to such Class A Member or Class C Member, as the case may be, in accordance with the provisions of Section 4.1(a) and the amount of any
                                       -------------
     liabilities of such Class A Member or Class C Member, as the case may be, assumed by the Company or which are secured by any property contributed by such Class A Member or Class C Member, as the case may be, to the Company; and

          (c) In the event of a Transfer (other than the granting of security interests or other encumbrances) by any Class A Member or Class C Member, as the case may be, of all or any portion of such Member's Class A Interest or Class C Interest, as the case may be, in accordance with the provisions of this Agreement, the transferee shall succeed to the Adjusted Capital Contribution of such Class A Member or Class C Member, as the case may be, to the extent it relates to the transferred Class A Interest or Class C Interest, as the case may be.

     "Admission Date" shall have the meaning set forth in Section 4.5(b) of this
      --------------                                      --------------
Agreement.

     "Affected Member" shall mean any Member other than TWP, the GS Investors,
      ---------------
Weston Presidio, the Management Members or the Additional Employed Members, owning or acquiring a Conflicting Attributable Interest or having levels of foreign ownership that, in the Board's determination based upon advice of nationally recognized FCC counsel, would result in the Company being in violation of the Communications Act.

     "Affiliate" shall mean with respect to any Person:
      ---------

          (a) Any Person directly or indirectly Controlling, Controlled by or under common Control with such Person ("Control Persons");
                                             ---------------

          (b) Individuals who are members of the family of any individual who is a Control Person;

          (c) Entities that are Controlled by such family member; and

          (d) Entities in which Control Persons have a material investment.

     "Agreement" shall mean this Second Amended and Restated Limited Liability
      ---------
Company Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Agreed Gross Asset Value" shall mean, $256,089,333.
      ------------------------

     "Alta" shall mean Alta Communications VIII, L.P., Alta Communications
      ----
VIII-B, L.P. and Alta Associates VIII, LLC, and each of their respective transferees that are Affiliates thereof.

     "Alta Agreement" shall mean that certain Alta Communications VIII, L.P.
      --------------
Limited Partnership Agreement, dated as of February 22, 2000, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Alta Member" shall mean Alta and its successors and assigns.
      -----------

     "Attributable Interest" shall mean the types of managerial and ownership
      ---------------------
interests considered by the FCC under its rules and policies in evaluating the compliance of parties with respect to the Multiple Ownership Rules.

     "Attribution Rules" shall mean the rules and policies of the FCC
      -----------------
identifying the types of managerial and ownership interests to be considered in evaluating the compliance of parties to an FCC application with the Multiple Ownership Rules.

     "Base Rate" shall mean, as of any date, a variable rate of interest per
      ---------
annum equal to the rate of interest most recently published by The Wall Street Journal as the "prime rate" at large U.S. money center banks; provided, however, that if The Wall Street Journal is not published as of the date of determination, then the prime rate established shall be that reported by any U.S. money center bank reasonably selected by the Board.

     "Board" shall have the meaning set forth in Section 6.1(a) of this
      -----                                      --------------
Agreement.

     "Board Members" shall have the meaning set forth in Section 6.1(a) of this
      -------------                                      --------------
Agreement.

     "Board Seats" shall have the meaning set forth in Section 6.2(a) of this
      -----------                                      --------------
Agreement.

     "Business Day" shall mean a day which is not a Saturday or Sunday or a
      ------------
legal holiday and on which banks are not required or permitted by law or other governmental action to close in New York, New York, San Francisco, California or Denver, Colorado.

     "Capital Account" shall have the meaning set forth in Section 5.1 of this
      ---------------
Agreement.

     "Capital Commitment" shall mean, as to any Class A Member, the amount of
      ------------------
such Class A Member's commitment to make Capital Contributions from time to time, as set forth on Schedule A attached hereto.
                      ----------

     "Capital Contribution" shall mean, with respect to any Class A Member or
      --------------------
Class C Member, the amount of money and the fair market value (as determined by the Board) at the date of contribution of any property (other than money) contributed to the Company by such Class A Member or Class C Member or by an individual retirement account on behalf of a Class A Member or Class C Member; provided, however, that (i) with respect to certain Class C Members admitted prior to the Effective Date, the Board (in accordance with the definition of "Capital Contribution" set forth in the Original Agreement) determined that the amount of the Capital Contribution deemed to be made by such Class C Members was less than the amount of money or fair market value of any property contributed, and the Capital Contributions of such Class C Members contributed as an Existing Contribution shall be as set forth on Schedule A (regardless of the amount of money, or the value of property actually contributed); and (ii) if, after the Effective Date, the Company issues Membership Interests to Persons as a portion of the consideration to be paid in connection with an acquisition undertaken by the Company such that the Person is deemed to have made a Capital Contribution, the Board, in order to take into account the value of the Class C Interests at that time, may determine that the Capital Contribution credited to such Class C Member is an amount less than the fair market value of property contributed to the Company by such new Class C Member. It is understood that Capital Contributions made pursuant to a Capital Commitment made as of the Effective Date, or any deemed Capital Contributions of PNE made pursuant to the PNE Agreement, shall not be subject to adjustment by the Board.

     "Cause" shall mean, in respect of any Management Member or Additional
      -----
Employed Member, (a) such Management Member's or Additional Employed Member's
(i) conviction of, or plea of nolo contendere to, a felony, (ii) use of illegal drugs, (iii) fraud or dishonesty in connection with such Management Member's or Additional Employed Member's relationship with the Company or its Affiliates,
(iv) competition with the Company or its Affiliates not otherwise permitted hereunder, (v) unauthorized use of any trade secret or other confidential information of the Company or its Affiliates (including a breach of Section
                                                                    -------
17.18 hereof) or (vi) continued gross neglect of such Management Member's or
-----
Additional Employed Member's duties or responsibilities under any agreement between such Management Member or Additional Employed Member and the Company or its Affiliates (including the agreements contained in Article 16 hereof),
                                                      ----------
provided that the Company shall give such Management Member or Additional Employed Member written notice of any actions alleged to constitute Cause under this clause (vi) and such Management Member or Additional Employed Member shall have ten Business Days to cure any such alleged Cause, (b) the occurrence of any of the following in a Portfolio Company: (i) the material breach of any financial covenant in any contractual obligation of a Portfolio Company after the expiration of any grace or cure periods or waivers in respect thereof, (ii) the failure of such Portfolio Company to pay principal or interest or to make any required payment (regardless of amount) due in respect of any of its indebtedness when and as the same may become due and payable or (iii) the occurrence of any event or circumstance the effect of which would permit the holder or holders (or a trustee on its or their behalf) of any indebtedness of such Portfolio Company to cause or require such indebtedness to become due or to be redeemed or repurchased prior to its stated maturity (or to cause or require an offer to be made to effect such redemption or repurchase), or (c) the failure of the Company and its subsidiaries, taken together, to meet at least 90% of their budget in any given Fiscal Year, as such budget was recommended by the Chairman and approved by the Board.

     "Certificate" shall have the meaning set forth in Section 1.1 of this
      -----------                                      -----------
Agreement.

     "Chairman" shall have the meaning set forth in Section 6.14 of this
      --------                                      ------------
Agreement.

     "Class A Interests" shall mean all interests in the Company other than
      -----------------
Class B Interests and the Class C Interests.

     "Class A Member" shall mean a holder of Class A Interests.
      --------------

     "Class B Interests" shall mean certain of the interests in the Company
      -----------------
issued to the Management Members or the Additional Employed Members and designated as "Class B Interests", as set forth on Schedule A attached hereto,
                                                   ----------
as such schedule may be amended from time to time pursuant to the provisions of this Agreement. Class B Interests in the Company are divided into and comprised of units of equal value (each, a "Class B Unit"). Each Class B Unit shall be
                                  ------------
qualitatively identical in all economic respects, but, with respect to each Class B Member, shall be separate and distinct for purposes of determining each such Class B Member's Membership Interest in the Company. Subject to Section
                                                                     -------
3.1(a)(ii) of this Agreement, the Board (with the approval of a Majority in
----------
Interest of the Members holding Class B Interests) may revise the total number of Class B Units outstanding at any time and from time to time, but (i) each Class B Unit shall always represent an equal economic interest in the Company and (ii) the aggregate Class B Units of all Class B Members shall in no event be entitled to a distribution of Distributable Property that is greater than that specified in clause (a) and clause (b) of Section 4.1.
                                                    -----------

     "Class B Member" shall mean the Management Members or the Additional
      --------------
Employed Members that are the holders of Class B Interests.

     "Class B Percentage" shall mean, as to any Class B Member, the result,
      ------------------
expressed as a percentage, of (i) the number of issued and outstanding Class B Units owned by such Class B Member divided by (ii) the aggregate issued and
                                   ----------
outstanding Class B Units for all Class B Members. The initial and current Class B Percentages of the Class B Members are set forth on Schedule A hereto.
                                                      ----------

     "Class B Unit" shall have the meaning set forth in the definition of "Class
      ------------
B Interests".

     "Class C Interests" shall mean certain interests in the Company issued to
      -----------------
the Class C Members and designated as "Class C Interests", as set forth on Schedule A attached hereto, as such schedule may be amended from time to time
----------
pursuant to the provisions of this Agreement.

     "Class C Member" shall mean a holder of Class C Interests.
      --------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended, or any
      ----
successor statute.

     "Commitment Period" means, subject to Section 3.1(d)(iii), a period of five
      -----------------                    ------------------
years from the Original Effective Date.

     "Communications Act" shall mean the Communications Act of 1934, as amended,
      ------------------
and any successor act.

     "Company" shall mean the limited liability company formed in accordance
      -------
with the terms, conditions and provisions of this Agreement.

     "Company Assets" shall mean all intangible and tangible personal property
      --------------
and real property acquired by the Company and any replacements of, or additions or improvements to, such property.

     "Company Costs and Expenses" shall mean all costs, expenses and other
      --------------------------
obligations incurred by or on behalf of the Company relating to the operations, business, or affairs of the Company, including (i) costs and expenses incurred in any litigation arising out of the operations, business, or affairs of the Company, indemnity obligations of the Company, and other non-recurring or extraordinary costs of any character whatsoever, (ii) all reasonable costs and expenses of the Members incurred in connection with the legal formation of the Portfolio Companies and the preparation, negotiation, execution and delivery of this Agreement and the employment agreements, including, without limitation, the fees and expenses of the legal counsel referenced in Section 17.19, and (iii)
                                                     -------------
all costs and expenses incurred by or on behalf of the

Company in connection with the evaluation of Investments, including due diligence and monitoring meetings, postage and delivery charges, and reasonable fees and expenses of attorneys, accountants, and other professionals.

     "Company Media Enterprise" shall have the meaning set forth in Section
      ------------------------                                      -------
9.3(a)(ii)(1).
-------------

     "Company Minimum Gain" shall have the meaning set forth for "Partnership
      --------------------
Minimum Gain" in Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     "Competitive Activities" shall have the meaning set forth in Section 9.4(b)
      ----------------------                                      --------------
of this Agreement.

     "Conflicting Attributable Interest" shall mean any Attributable Interest
      ---------------------------------
which when held in common with the Company's Attributable Interests would result in a violation of the Multiple Ownership Rules.

     "Contribution Notice" shall have the meaning set forth in Section
      -------------------                                      -------
3.1(b)(ii) of this Agreement.
----------

     "Contribution Right" shall have the meaning set forth in Section 3.1(b)(v).
      ------------------

     "Control" (including the correlative terms "Controlled by" and
      -------                                    -------------
"Controlling") shall mean the possession, directly or indirectly, of the power
 -----------
to direct, or to cause the direction of, the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Core Business" means the radio broadcasting businesses (including related
      -------------
internet radio and online directories affiliated with radio stations), and indoor/outdoor advertising businesses currently engaged in by the Company, in each case if operating in the United States.

     "Debt Paydown and Payment of Costs and Expenses" means a Capital
      ----------------------------------------------
Contribution required by the Company or any of its subsidiaries to pay Costs and Expenses or indebtedness; provided, however, that following any such Capital Contribution, the Maximum Total Leverage Ratio is not less than 6.0 to 1.

     "Default Amount" shall have the meaning set forth in Section 3.1(c) of this
      --------------                                      --------------
Agreement.

     "Defaulting Member" shall have the meaning set forth in Section 3.1(c) of
      -----------------                                      --------------
this Agreement.

     "Depreciation" shall mean, for each Fiscal Year, an amount equal to the
      ------------
depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted tax basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero,

Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board.

     "Depreciation Recapture" shall have the meaning specified in Section
      ----------------------                                      -------
5.7(a)(ii)(B) hereof.
-------------

     "Distributable Property" shall mean (i) the excess of any cash on hand
      ----------------------
constituting dividends, interest, proceeds from the repurchase, repayment, sale, refinancing, retirement, or other disposition of any Investment or other income on or in respect of any Investment over the amount that the Board determines is required to be retained as a reasonable reserve to meet any Company liabilities or proposed expenditures which are accrued or reasonably foreseeable or that the Board determines is reasonably necessary to be retained or (ii) any securities or other Company Assets that the Board unanimously determines should be distributed.

     "ECI" shall mean "effectively connected income" as such term is defined in
      ---
section 864 of the Code.

     "Effective Date" shall have the meaning set forth in the preamble of this
      --------------
Agreement.

     "Engagement" shall have the meaning set forth in Section 16.1 of this
      ----------                                      ------------
Agreement.

     "Engagement Term" shall have the meaning set forth in Section 16.2 of this
      ---------------                                      ------------
Agreement.

     "Existing Contributions" shall mean any Capital Contributions made by the
      ----------------------
Class A Members and made or deemed made by the Class C Members prior to the Effective Date, which Capital Contributions are $220,766,667 in the aggregate, of which, $211,000,000 has been contributed by the Class A Members and $9,766,667 has been deemed contributed by the Class C Members.

     "Existing Contribution Percentage" shall mean (x) the sum of (i) all
      --------------------------------
Existing Contributions plus (ii) the Existing Contribution Premium, divided by
(y) the Implied Investment Amount, expressed as a percentage and the "Member's
                                                                      --------
Existing Contribution Percentage" shall mean the Existing Contribution
--------------------------------
Percentage times the quotient (expressed as a percentage) of (x) the Member's Existing Contributions, divided by (y) all Existing Contributions.

     "Existing Contribution Premium" means $35,322,666.
      -----------------------------

     "Fair Interest Value" shall have the meaning set forth in Section 14.4 of
      -------------------                                      ------------
this Agreement.

     "Fair Market Value" shall have the meaning set forth in Section 4.1 of this
      -----------------                                      -----------
Agreement.

     "FCC" means the Federal Communications Commission, or any successor agency
      ---

     "Fiscal Year" shall have the meaning set forth in Section 1.5 of this
      -----------                                      -----------
Agreement.

     "Forfeiture Event" shall have the meaning set forth in Section 4.5(d) of
      ----------------                                      --------------
this Agreement.

     "Fully Contributed Profit Percentage" means the Profit Percentage of each
      -----------------------------------
Class A Member and Class C Member, assuming that all Capital Commitments of such Class A Members have been contributed to the Company as set forth next to each Class A Member's and each Class C Member's name in the Column marked "Fully Contributed Profit Percentage" of Schedule A; provided that, to the extent that
(i) any Class A Member or Class C Member other than any GS Investor has not contributed all of its Capital Commitment at the end of the Commitment Period,
(ii) any GS Investor has not contributed all of its Capital Commitments at the later of the end of the Commitment Period and the date the Contribution Right set forth in Section 3.1(b)(v) is terminated in accordance with its terms, or
(iii) the PNE Agreement is not consummated in accordance with its terms, or is consummated in a manner that results in PNE making a New Contribution of an amount different that $33 million, then, in each such case, the Fully Contributed Profit Percentages will be adjusted to reflect the actual Capital Contributions of such Class A Member or Class C Member.

     "Grantor" shall have the meaning set forth in Section 14.1 of this
      -------                                      ------------
Agreement.

     "Gross Asset Value" shall mean, with respect to any asset, such asset's
      -----------------
adjusted basis for federal income tax purposes, except as follows:

          (a) The Gross Asset Value of any asset contributed by a Member to the Company is the Gross Fair Market Value of such asset as determined at the time of contribution;

          (b) The Gross Asset Value of all Company Assets shall be adjusted to equal their respective gross Fair Market Values, as determined by the Board, as of the following times: (i) the acquisition of any additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to the Member of more than a de minimis amount of property as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (i) and (ii) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company; and

          (c) The Gross Asset Value of any Company Asset distributed to any Member shall be adjusted to equal the Gross Fair Market Value of such Company Asset on the date of distribution as determined by the Board.

     If the Gross Asset Value of a Company Asset has been determined or adjusted pursuant to clause (i) or (ii) of paragraph (b) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profit or Net Loss.

     "GSCP" shall mean GS Capital Partners 2000, L.P. and its successors and
      ----
assigns.

     "GS Investors" shall mean GS Capital Partners 2000, L.P., GS Capital
      ------------
Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG and GS Capital Partners 2000 Employee Fund, L.P, and each of their respective transferees that are Affiliates.

     "GS Member" shall mean each GS Investor and their respective successors and
      ---------
assigns.

     "Hirsch" shall mean Carl E. Hirsch, an individual.
      ------

     "HSR Act" shall have the meaning set forth in Section 12.5(d).
      -------

     "Implied Investment Amount" means the sum of (x) the New Contributions, (y)
      -------------------------
the Existing Contributions and (z) the Existing Contribution Premium.

     "Indemnified Party" shall have the meaning set forth in Section 10.1 of
      -----------------                                      ------------
this Agreement.

     "Initial Public Offering" shall mean a firm commitment underwritten public
      -----------------------
offering by the Company of capital stock representing equity interests in the Company or any of its Subsidiaries pursuant to a registration statement under the Securities Act where upon consummation of such offering, the common stock is listed on the New York Stock Exchange or authorized to be quoted and/or listed on the Nasdaq National Market.

     "Investments" shall have the meaning set forth in Section 1.3 of this
      -----------                                      -----------
Agreement.

     "Investor Members" means each of (i) the TWP Members, (ii) the GS Members,
      ----------------
(iii) the Alta Member, (iv) the Weston Presidio Member, (v) PNE (once PNE becomes a Member), and (vi) for the purposes of Section 12, any Class A Member (and then only to the extent of such Class A Member's Class A Interest) who is a Management Member, if the Engagement of such Class A Member is terminated in accordance with Section 16.5 and such termination is not a Forfeiture Event.

     "JDinetz" shall mean Jeffrey Dinetz, an individual.
      -------

     "Joinder Agreement" shall mean an agreement in form and substance
      -----------------
satisfactory to the Board in its sole and absolute discretion, which shall be executed, by any new Class A Member, Class B Member or Class C Member (that is not already a signatory hereto) in order to join this Agreement.

     "Key Management Members" shall mean Hirsch and SDinetz.
      ----------------------

     "Lines of Business" shall have the meaning set forth in Section 1.3 of this
      -----------------                                      -----------
Agreement.

     "Look Back Interests" shall have the meaning set forth in Section 14.3 of
      -------------------                                      ------------
this Agreement.

     "Liquidity Event" shall have the meaning set forth in Section 14.5(c) of
      ---------------                                      ---------------
this Agreement.

     "LLC Agreement" shall have the meaning set forth on the recitals to this
      -------------
Agreement.

     "Major Decisions" shall mean, as the context may require, a Majority Major
      ---------------
Decision or a Unanimous Major Decision.

     "Majority in Interest of All Members" shall mean Members holding not less
      -----------------------------------
than a majority in interest of the Company based on the Class A Members and the Class C Members being deemed to collectively hold an interest equal to (i) 100% less (ii) the Promote Percentage in the Company and the Class B Members being deemed to collectively hold an interest in the Company equal to the Promote Percentage, and where (a) the interests of the Class A Members and the Class C Members in such deemed interest in the Company is determined based upon the Fully Contributed Profit Percentages of all of the holders of the Class A Interests and the Class C Interests, and
(b) where the interest of the Class B Members in such deemed interest in the Company is based on the Class B Percentages.

     "Majority in Interest of the Class A Members" shall mean Class A Members
      -------------------------------------------
holding not less than a majority of the Fully Contributed Profit Percentages of all of the holders of the Class A Interests.

     "Majority in Interest of the Members" shall mean, (i) in reference to a
      -----------------------------------
particular group of Members (other than the Class B Members), the Members holding in the aggregate not less than a majority of the Fully Contributed Profit Percentages of all of the holders of the group of Members referenced, and
(ii) in the case of the Class B Members, the Class B Members holding the majority of the Class B Percentages.

     "Majority Major Decision" shall have the meaning set forth in Section
      -----------------------                                      -------
6.11(b) of this Agreement.
-------

     "Management Members" shall mean, collectively, Hirsch, Stover, Weller,
      ------------------
Smith, Allen Stieglitz, Matthew L. Leibowitz, JDinetz and SDinetz and "Management Member" shall mean any one of the foregoing.
 -----------------

     Maximum Total Leverage Ratio" shall have the meaning set forth in the that
     ----------------------------
certain Revolving Credit Agreement dated as of July 31, 2000, among NextMedia Group, Inc., NextMedia Operating, Inc. and Bankers Trust Company, as Administrative Agent for the various lenders thereunder, as amended by the First
and Second Amendments dated December 13, 2000 and April    , 2001 respectively
                                                        ---
in effect as at the Effective Date, whether or not such Credit Agreement is amended or terminated in accordance with its terms or otherwise.

     "Media Enterprise" shall mean any entity that directly or indirectly owns,
      ----------------
controls, or operates any broadcast radio or television station or network; any cable, satellite master antenna television, or wireless cable television system; any daily newspaper, any other communications facility operated pursuant to a license, permit, or other authorization granted by the FCC; or any other entity that is subject to the Multiple Ownership Rules.

     "Member" shall mean any Person listed as a Member on Schedule A attached
      ------                                              ----------
hereto, as the same may be amended from time to time, pursuant to the provisions of this Agreement and shall include any Person identified on the books and records of the Company as a Member. The term "Member" shall include all Class A Members, all Class B Members and all Class C Members.

     "Member Loans" shall have the meaning set forth in Section 3.4 of this
      ------------                                      -----------
Agreement.

     "Member Nonrecourse Debt" shall have the meaning set forth for "Partner
      -----------------------
Nonrecourse Debt" in Treasury Regulation Section 1.704-2(b)(4).

     "Member Nonrecourse Debt Minimum Gain" shall mean a Member's share of
      ------------------------------------
Company Minimum Gain as set forth in Treasury Regulation Sections 1.704-2(g) and
(i).

     "Member Nonrecourse Deductions" shall have the meaning set forth for
      -----------------------------
"Partner Nonrecourse Deductions" in Treasury Regulation Sections 1.704-2(i)(1) and (2).

     "Membership Interests" shall mean, collectively, the interests of the
      --------------------
Members in the Company.

     "Multiple Ownership Rules" shall mean the several rules and policies of the
      ------------------------
FCC (however denominated) governing common ownership, operation or control of the various media of mass communication including but not limited to, radio broadcast stations, television broadcast stations, cable television systems, multipoint distribution systems, newspapers, direct broadcast satellite and any other medium of mass communication that is now or may hereafter be considered relevant for FCC regulatory analysis of media ownership.

     "Net Loss" and "Net Profit" shall mean, for each Fiscal Year or portion
      --------       ----------
thereof, an amount equal to the Company's taxable income or loss for such Fiscal Year or portion thereof, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:

          (a) any income of the Company that is exempt from U.S. federal income tax and not otherwise taken into account as an item of profit or income pursuant to this definition shall be added to such taxable income or loss;

          (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account as an item of loss or expense pursuant to this definition, shall be subtracted from such taxable income or loss;

          (c) in the event the Gross Asset Value of any Company Asset is adjusted pursuant to paragraphs (b) or (c) of the definition of "Gross Asset Value" hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such Company Asset for purposes of computing Net Profit or Net Loss;

          (d) gain or loss resulting from any disposition of Company Assets with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property may differ from its Gross Asset Value;

          (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or portion thereof; and

          (f) any items specially allocated pursuant to Sections 5.4 hereof
                                                        ------------
     shall not be considered in determining Net Profit and Net Loss.

     "New Contributions" shall mean (x) any Capital Contributions made after the
      -----------------
Effective Date (i) pursuant to a Capital Commitment existing as of the Effective Date or (ii) by PNE pursuant to the PNE Agreement, or (y) any other Capital Contribution made or deemed made after the Effective Date that implies a valuation of the Company's equity equal to the valuation of the Company's equity implied by the Capital Contributions referred to in clause (x) of this definition.

     "New Contribution Percentage" shall mean (x) all New Contributions, divided
      ---------------------------
by (y) the Implied Investment Amount and the "Member's New Contribution
                                              -------------------------
Percentage" shall mean the New Contribution Percentage times the quotient
----------
(expressed as a percentage) of (x) the Member's New Contributions, divided by
(y) all New Contributions.

     "NMG" means NextMedia Group, Inc., a Delaware corporation.
      ---
     "Non-Defaulting Members" shall have the meaning set forth in Section 3.1(c)
      ----------------------                                      --------------
of this Agreement.

     "Nonrecourse Deductions" shall have the meaning set forth in Sections
      ----------------------
1.704-2(b)(1) and 1.704-2(c) of the Treasury Regulations.

     "Nonrecourse Liability" shall have the meaning set forth in Section
      ---------------------
1.704-2(b)(3) of the Treasury Regulations.

     "Original Agreement" shall have the meaning set forth in the recitals to
      -----------------
this Agreement.

     "Original Effective Date" shall mean April 17, 2000.
      -----------------------

     "Original Members" shall mean the Class A Members and Class B Members who
      ----------------
executed the LLC Agreement.

     "Other Members" means the Class A Members other than the TWP Members and
      -------------
the Management Members.

     "Permanent Disability" shall have the meaning set forth in Section
      --------------------                                      -------
16.5(iii) of this Agreement.
---------

     "Person" shall mean any individual, partnership, corporation, limited
      ------
liability company, trust or other entity.

     "PNE" means PNE Media LLC.
      ---

     "PNE Agreement" means the Contribution and Purchase and Sale Agreement
      -------------
dated as of June 13, 2001, among PNE, the Company and NextMedia Outdoor, Inc.

     "Portfolio Company" shall mean and include NextMedia Group, Inc., and each
      -----------------
of its direct or indirect subsidiaries, and any other entity in which the Company shall make an Investment.

     "Profit Percentage" of any Class A Member or any Class C Member shall mean
      -----------------
the sum of such Member's Existing Contribution Percentage (if any) and the Member's New Contribution Percentage (if any). For illustrative purposes, the Profit Percentages of the Class A Members as of the Effective Date hereof are set forth in the column headed "Current Profit Percentage" of Schedule A hereto and the Profit Percentages of the Class A Members and the Class C Members in the event that all Capital Commitments (as of the Effective Date) are contributed by the Class A Members and Class C Members the PNE Agreement is consummated in accordance with its terms and PNE is deemed to make a New Contribution of $33 million, are set forth next to each Class A Member's and Class C Member's name in the column headed "Fully Contributed Profit Percentage" of Schedule A hereto.

     "Promote Additional Contributions" means any Additional Contributions,
      --------------------------------
provided, however, that the Promote Additional Contributions will not exceed $200,000,000 (which amount shall include any Capital Contributions made pursuant to a Capital Commitment existing on the Effective Date and any deemed Capital Contribution by PNE pursuant to the PNE Agreement), and provided further, that solely as it applies to the determination of the Promote Percentage and for no other purpose, any equity funding, other than equity funding made pursuant to any Capital Commitment existing on the Effective Date and any Capital Contribution by PNE pursuant to the PNE Agreement, raised in connection with a Qualified IPO shall not be considered Promote Additional Contributions.

     "Promote Percentage" means an amount equal to 13.767%; provided, however,
      ------------------
that (i) if the Company receives any equity funding other than any New Contributions for which there is a Capital Commitment on the Effective Date,
(ii) if the Company issues Membership Interests to Persons as a portion of the Consideration to be paid in connection with an acquisition undertaken by the Company, other than pursuant to the PNE Agreement, or (iii) if the transaction contemplated by the PNE Agreement is not consummated in accordance with its terms, or is consummated on terms under which PNE would be deemed to have made a New Contribution in an amount other than $33 million, then in each case, the Promote Percentage shall be adjusted to be equal to the percentage equal to the quotient of (A) the sum of (I) the product of (x) 16.34% times (y) $220,766,667 plus, (II) the product of (x) 9.5% times (y) any Promote Additional Contributions (as defined above), divided by (B) the sum of (I) $220,766,667, plus (II) any Additional Contributions.

     "Purchasable Interests" shall have the meaning set forth in Section 14.1 of
      ---------------------                                      ------------
this Agreement.

     "Purchase Option" shall have the meaning set forth in Section 14.1 of this
      ---------------                                      ------------
Agreement.

     "Purchasing Members" shall have the meaning set forth in Section 14.1 of
      ------------------                                      ------------
this Agreement.

     "Qualified Appraiser" shall have the meaning set forth in Section 14.4 of
      -------------------                                      ------------
this Agreement.

     "Qualified IPO" shall mean a firm commitment underwritten public offering
      -------------
by the Company of capital stock representing equity interests in the Company or any of its subsidiaries pursuant to a registration statement under the Securities Act where (i) the proceeds (prior to deducting any underwriters' discounts and commissions) equal or exceed Fifty Million Dollars ($50,000,000),
(ii) based upon the valuation of the Company by virtue of such underwritten public offering, were there to be a distribution to the Members pursuant to
Section 4.1 the Class A Members and Class C Members would receive a distribution
-----------
of at least 150% of their Capital Contributions and (iii) upon consummation of such offering, the common stock is listed on the New York Stock Exchange or authorized to be quoted and/or listed on the Nasdaq National Market.

     "Recalculated Fair Interest Value" shall have the meaning set forth in
      --------------------------------
Section 14.5(a) of this Agreement.
---------------

     "Remaining Commitment Amount" shall mean, as to any Class A Member on any
      ---------------------------
date of determination, the Capital Commitment of such Class A Member minus the
                                                                     -----
total Capital Contributions previously contributed to the Company by such Class A Member. Whenever this Agreement requires the computation of a Class A Member's Remaining Commitment Amount in order to allocate such Class A Member's obligations to make Additional Capital Contributions, such computation shall be made immediately prior to the date on which such Capital Contributions are finally determined and called by the Board.

     "Repurchase Notice" shall have the meaning set forth in Section 14.2 of
      -----------------                                      ------------
this Agreement.

     "Sale of the Company" means any of the following: (i) the acquisition of
      -------------------
all or substantially all of the equity of the Company by another Person (other than an entity of which a majority of the voting power is held by Persons who immediately prior to such transaction, held a majority of the voting power of the Company); (ii) a sale of all or substantially all of the assets of the Company (other than to an entity described in the parenthetical in clause (i) above); or (iii) any merger or consolidation involving the Company (unless a majority of the voting power of the surviving entity is held by Persons who, immediately prior to such transaction, held a majority of the voting power of the Company).

     "SDinetz" shall mean Steven Dinetz, an individual.
      -------

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the
      --------------
rules and regulations thereunder as in effect from time to time.

     "Smith" shall mean Steven Smith, an individual.
      -----

     "Stover" shall mean Sean Stover, an individual.
      ------

     "Tax Matters Member" shall have the meaning set forth in Section 11.3 of
      ------------------                                      ------------
this Agreement.

     "Terminated Management/Employed Member" shall have the meaning set forth in
      -------------------------------------
Section 14.1 of this Agreement.
------------

     "Termination Notice" shall have the meaning set forth in Section 16.5 of
      ------------------                                      ------------
this Agreement.

     "Time Increment" shall have the meaning set forth in Section 14.5(b) of
      --------------                                      ---------------
this Agreement.

     "Transaction Value" shall mean the aggregate market value of an Investment
      -----------------
as determined by the Board in good faith.

     "Transactions" shall have the meaning set forth in Section 17.19 of this
      ------------                                      -------------
Agreement.

     "Transfer" shall mean any sale, exchange, transfer, gift, bequest,
      --------
assignment or pledge or granting of a security interest in, or other encumbrance of, all or any portion of any interest in tangible or intangible personal or real property, including Membership Interests in the Company, voluntarily or involuntarily, by operation of law or otherwise.

     "Treasury Regulations" shall mean the Income Tax Regulations promulgated
      --------------------
under the Code, as they may be amended from time to time.

     "TWCP" means, Thomas Weisel Capital Partners, L.P., a Delaware limited
      ----
partnership.

     "TWP" means, collectively, Thomas Weisel Partners Group LLC, a Delaware
      ---
limited liability company, Thomas Weisel Capital Partners, L.P., a Delaware limited partnership, and each of their respective transferees that are Affiliates thereof.

     "TWP Agreement " shall mean that certain Second Amended and Restated
      -------------
Agreement of Limited Partnership of Thomas Weisel Capital Partners, L.P., dated as of December 30, 1999, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "TWP Members" shall mean TWP and their successors and assigns.
      -----------

     "UBTI" shall mean "unrelated business taxable income" as such term is
      ----
defined in sections 512 and 514 of the Code.

     "Unanimous Major Decision" shall have the meaning set forth in Section
      ------------------------                                      -------
6.11(c) of this Agreement.
-------

     "VCOC" shall mean "venture capital operating company" as such term is
      ----
defined in the U.S. Department of Labor plan asset regulations, 29 C.F.R.
Section 2510.3-101.

     "Weller" shall mean Samuel Weller, an individual.
      ------

     "Weston Presidio" shall mean, collectively, Weston Presidio Capital III,
      ---------------
L.P., a Delaware limited partnership and WPC Entrepreneur Fund, L.P., a Delaware limited partnership, and each of their respective transferees that are Affiliates thereof.

     "Weston Presidio Member" shall mean Weston Presidio and its successors and
      ----------------------
assigns.

                                    ARTICLE 3
                              CAPITAL CONTRIBUTIONS
                              ---------------------

     Section 3.1 Capital Contributions by the Members
                 ------------------------------------

     (a)  Initial Capital Contributions.
          ------------------------------

          (i) Class A Interests. Each of the Class A Members (as of the
              -----------------
     Effective Date) have contributed the amount set forth opposite such Class A Member's name under the heading "Current Capital Contribution" on Schedule
                                      ----------------------------     --------
     A as in effect at the Effective Date and have received therefor a Class A
     -
     Member's Class A Interest. Each of the Class A Members (as of the Effective
     Date) (a) have made a Capital Commitment to contribute, (b) in relation to Existing Contributions, have contributed or (c) in the case of PNE, will be deemed to have contributed upon the Consummation of the transaction contemplated by the PNE Agreement, in each case, the amount set forth opposite such Class A Member's name under the heading "Total Capital
                                                            -------------
     Commitment or Contribution" on Schedule A and have received therefor a
     --------------------------     ----------
     Class A Member's Class A Interest, provided, however, that if the transaction contemplated by the PNE Agreement is (i) not consummated in accordance with its terms by July 31, 2001, or (ii) consummated prior to July 31, 2001 on terms materially different to the terms contained in the form of Agreement provided to the GS Investors on the Effective Date, including without limitation, by making any amendment that affects the economic terms therein as it relates to the Company (other than changes which are by their nature insignificant in relation to the size and nature of the transaction), then in each such case, the Capital Commitment of each Member shall, at the election of such Member, be deemed as of the Effective Date to be the Capital Contributions made by each such class A Member or Class C Member as of the Effective Date (i.e. the Remaining Capital Commitments of each Class A Member and Class C Member will be reduced to zero). To the extent the Capital Commitment of a Class A Member is reduced to zero, then, unless such Class A Member has previously made a Capital Contribution, such Class A Member shall cease to be a Class A Member and shall be released from any liabilities under this Agreement (other than any liability for any breach of this Agreement by such Class A Member prior to such cessation).

          (ii) Class B Interests. The number of authorized Class B Units of
               -----------------
     Class B Interests shall be 100, of which 50 Class B Units were issued as of March 7, 2000 and of which 3.4850 Class B Units are being issued as of the Effective Date, in each case, allocated as set forth on Schedule A hereto.
                                                             ----------
     The Class B Members shall not be required to make any contributions of capital to the Company. Notwithstanding the foregoing, the Class B Members acknowledge that the engagement of quality management for the Company and the Portfolio Companies is essential to the continued success of the Company and agree to consent to the issuance of additional Class B Units of Class B Interests by the Company to new members of management (subject to the approval of the Board) to the extent reasonably necessary in the good faith judgment of the Management Members and the Board in order to recruit and retain such quality management, it being agreed that (i) under no circumstances shall the Class A Members be expected or required to create additional Class B Units of Class B Interests over the number of Class B Units of Class B Interests authorized as of the Effective Date and (ii) in no event shall the aggregate Class B Units of Class B Interests be entitled to a percentage distribution greater than that specified in clause (a) and clause (b) of Section 4.1. To the extent that any Forfeiture Event occurs
                   -----------
     with respect to any Management Member or Additional Employed Member, the remaining Management Members and Additional Employed Members will use their reasonable efforts to recruit a replacement therefor to the extent reasonably necessary and advisable (subject, in each case, to the determination by the Board to hire any such replacement). Any future Class B Members shall join this Agreement by signing a Joinder Agreement, and Schedule A hereto will be updated to reflect such addition.
     ----------

          (iii) Class C Interests. Class C Members shall be credited with the
                -----------------
     amount set forth opposite such Class C Member's name under the heading Initial Capital Contribution on Schedule A (which was determined by the Board in accordance with the provisions of the Original Agreement) in exchange for the cash or property contributed (or sold in the case a Class C Member that has received Class C Interests in lieu of cash in connection with an acquisition by the Company or its Subsidiaries of stock or assets constituting an Investment). Under no circumstance shall a Class C Member be required or permitted to make Additional Capital Contributions. Any future Class C Members shall join this Agreement by signing a Joinder Agreement, and Schedule A hereto will be updated to reflect their
                    ----------
     investment.

     (b)  Additional Contribution Obligations.
          -----------------------------------

          (i) Generally. Subject to the limitations set forth in this Article 3
              ---------                                               ---------
     and, provided that no Capital Contributions shall be called by the Company prior to the Capital Contribution required to fund the transaction contemplated by the PNE Agreement, at the times during the Commitment Period, in the amounts, and as otherwise determined in accordance with this
     Article 3, each Class A Member shall make Capital Contributions to the
     ----------
     Company to fund the purchase of Investments or to make Debt Paydown and Payment of Costs and Expenses from time to time made by the Company, in each case, when the Board determines to call for such Capital Contributions in accordance with this Agreement (collectively, the "Additional Capital
                                                           ------------------
     Contributions. The Board must call for an Additional Contribution of the
     -------------
     Additional Thomas Weisel Commitment in connection with the Investment contemplated by the PNE Agreement, if such Investment is consummated in accordance with its terms and thereafter the Board shall determine the aggregate amount of any and all Additional Capital Contributions remaining at any time to be made to the Company pursuant to this Agreement, which determination shall be conclusive in the absence of manifest error; provided that no Class A Member shall be required (without its consent) to make Additional Capital Contributions to the Company in an aggregate amount greater than the Remaining Commitment Amount of such Class A Member.

          (ii) Notice of Investments and Capital Contributions. On each occasion
               -----------------------------------------------
     that the Board calls pursuant to clause 3.1(b)(i) for the Class A Members to make Additional Capital Contributions to the Company, the Board shall give each such Class A Member a written notice (the "Contribution Notice")
                                                          -------------------
     which shall include (a) a brief description of
     the transaction or purpose for which such Additional Capital Contributions are required, (b) the aggregate amount of Additional Capital Contributions required and the respective Class A Member's share thereof (which shall be calculated assuming all Class A Members will participate fully), (c) the date by which such Additional Capital Contributions are required to be funded, and (d) the depositary institution and account into which such Additional Capital Contributions shall be made. Each such Class A Member shall deposit its required Additional Capital Contribution, by wire transfer of immediately available funds, to the designated depositary institution and account of the Company within twenty Business Days after the Contribution Notice is delivered pursuant to this Section 3.1(b)(ii).
                                                           ------------------

          (iii) Proportion of Additional Capital Contributions. Except as set
                ----------------------------------------------
     forth in Section 3.1(d)(iv) below, all Additional Capital Contributions required to be made by the Class A Members shall be allocated in proportion to such Class A Member's respective Remaining Commitment Amounts.

          (iv) Non Pro-Rata Capital Contribution. Upon the closing of the
               ---------------------------------
     transactions contemplated by the PNE Agreement, PNE will be deemed to have made a Capital Contribution equal to $33 million (or, in certain circumstances as provided in the PNE Agreement, a reduced amount, but not less than $31.65 million). In addition, the Additional Capital Contributions required to be made to fund the Investment contemplated by the PNE Agreement, will be allocated first to the Additional Thomas Weisel Commitments (whether such commitment is then from TWCP or any other party pursuant to Section 3.1(b)(vi)) until all of the Additional Thomas Weisel Commitment has been fully contributed, and, thereafter, to the Class A Members in proportion to their Remaining Commitment Amounts.

          (v) Contribution Right. Notwithstanding anything to the contrary
              ------------------
     herein, the Company hereby grants to the GS Investors a right (the "Contribution Right") to contribute any or all of its Remaining Commitment
      ------------------
     Amounts (whether or not the Commitment Period has expired) to the Company at any time prior to a Qualified IPO, dissolution or a sale of all of the assets or equity interests in the Company. The GS Investors may exercise the Contribution Right by delivering a written notice to the Company of the GS Investors' intent to make Capital Contributions in accordance with the terms of such notice. Delivery of such notice by the GS Investors to the Company in accordance with this Section 3.1(b)(v) will be deemed for the purposes of Section 3.1(b)(ii) to be a delivery of a Contribution Notice by the Company to the GS Investors for the amount specified in the notice. In order to give full effect to the Contribution Right, the Board will give the GS Investors twenty-five Business Days prior written notice of any Qualified IPO, dissolution of the Company, sale or Transfer of all or a substantial portion of the securities or assets constituting any Investment or the Company or any proposed distribution. In the event that the Company engages in any such transaction without providing such notice, the GS Investors shall hereinafter be entitled to contribute any or all of its Remaining Commitment Amount to the Company and shall be deemed to have made its Capital Contribution prior to such transaction. Any Capital Contributions made under this Section 3.1(b)(v) will be considered for all purposes a contribution of a portion equal to such Capital Contribution of the Capital

     Commitment of the GS Investors, and shall reduce the Remaining Capital Commitments of the GS Investors by the amount of such Capital Contribution. Notwithstanding the termination of the Commitment Period pursuant to section 3.1(d)(ii) or otherwise, the Contribution Right set forth in
     Section 3.1(b)(v) shall not be terminated, unless it is terminated in accordance with its terms.

          (vi) Additional Thomas Weisel Commitment. At the Effective Date, TWCP
               -----------------------------------
     has made the Additional Thomas Weisel Commitment. If, prior to the consummation of the transactions contemplated by the PNE Agreement in accordance with its terms, TWCP agrees with another Member to assign a portion of the Additional Thomas Weisel Commitment to such Member or an Affiliate of such Member, then, upon the provision of such written assignment to the Company signed by TWCP and such Member, or Affiliate of such Member (and in the case of an Affiliate, upon the signing of a Joinder Agreement by that Affiliate), such Member or Affiliate will be deemed to have made a Capital Commitment with respect to that portion of the Additional Thomas Weisel Commitment in place of TWCP, subject to all of the terms of this Agreement, and Schedule A (together with corresponding amendments to Capital Commitments, Profit Percentages of such Members and Fully Contributed Profit Percentages) shall be amended to reflect such allocation.

     (c) Defaulting Member. In the event that any Class A Member fails to make
         -----------------
any Additional Capital Contribution required to be made by such Class A Member in accordance with the provisions of this Agreement and as set forth in the Contribution Notice within twenty Business Days after the Contribution Notice is given, each Class A Member so failing to make such required Additional Capital Contribution shall be a "Defaulting Member" (herein so called) and the
                         -----------------
non-defaulting Class A Member(s) (the "Non-Defaulting Member(s)") shall have the
                                       ------------------------
right, but not the obligation, to contribute to the Company the amount of the Additional Capital Contribution which such Defaulting Members fail to make (the "Default Amount"), pro rata in accordance with the Profit Percentages of the
 --------------
Non-Defaulting Member(s) electing to contribute the Default Amount.

          (i) Dilution Remedy. If Non-Defaulting Members contribute to the
              ---------------
     Company their respective Additional Capital Contributions and their respective pro rata share of the Default Amount, then, effective as of the
                                                      ----
     date of such contribution, the Profit Percentages of each Defaulting Member shall be adjusted by reducing the Profit Percentage of such Defaulting Member by, and by increasing the Profit Percentages of the Non-Defaulting Members by, an amount equal to the quotient of (i) 200% multiplied by the
                                                             -------------
     Default Amount divided by (ii) the aggregate Capital Contributions made by
                    ----------
     the Class A Members to the Company prior to the date of calculation (but not including any Non-Defaulting Member's Additional Capital Contributions of the Default Amount in question). If there is more than one Non-Defaulting Member, then any increase in the Profit Percentages of such Non-Defaulting Members shall be shared pro rata based on the relative amount of the Default Amount that each such Non-Defaulting Member contributed to the Company.

          (ii) Adjustment of Profit Percentages. The new Profit Percentages
               --------------------------------
     computed in accordance with this Section 3.1(c) shall remain in effect
                                      --------------
     under this Agreement unless
     and until a subsequent adjustment to the Profit Percentages in connection with any subsequent capital call is required under this Section 3.1(c).
                                                             --------------
     Notwithstanding the foregoing, no Class A Member's Profit Percentage shall be reduced under any circumstance to less than zero, nor shall any Class A Member's Profit Percentage be increased under any circumstance to more than 100%.

          (iii) Remedies. The Company may pursue and enforce all rights and
                --------
     remedies the Company may have against any Defaulting Member with respect thereto, including a lawsuit to collect the overdue amount and any other amount due to the Company with interest calculated thereon at a rate equal to the Base Rate plus six percentage points per annum (but not in excess of the highest rate per annum permitted by law).

     (d)  Miscellaneous.
          -------------

          (i) Payment of Costs and Expenses. If any Class A Member directly pays
              -----------------------------
     any Company Costs and Expenses for which Capital Contributions may be called pursuant to this Agreement, including documented out-of-pocket costs and expenses incurred by a Class A Member in connection with the origination, execution and completion of acquisitions made by such Class A Members that thereafter become Investments of the Company, the Company shall reimburse such Class A Member for such payment upon presentation of proper documentation therefor.

          (ii) Board's Computations Binding. The Board's calculation of the
               ----------------------------
     amount the Class A Members are obligated to contribute to the capital of the Company from time to time under this Agreement shall be binding on all Members unless any such Class A Member objects to such calculation in writing delivered to the Board and such objection is not withdrawn or resolved, within ten Business Days after the applicable Capital Contribution is made to the Company; provided, however, that any such Class A Member's written objection shall not affect the obligation of any Class A Member to contribute the correct amount of capital to the Company in accordance with this Agreement.

          (iii) Early Termination of the Commitment Period. The Commitment
                ------------------------------------------
     Period shall terminate upon the first to occur of the following:

               (A) If either of the Key Management Members are no longer associated with the Company or its Portfolio Companies due to (x) the death or Permanent Disability of a Key Management Member, (y) the termination of the Engagement of a Key Management Member by the Company or (z) the termination of an employment agreement with a Key Management Member by a Portfolio Company; or

               (B) The consummation of an Initial Public Offering.

     On the date of the first to occur of the events described in subparagraphs
     (A) or (B) above, subject to Section 3.1(b)(v), the Capital Commitments shall terminate; provided, however, that in the case of the events described in subparagraph (A), the Capital Commitments shall not be cancelled if all Class A Members (other than the Management

     Members) elect to continue the Commitment Period through the end of the fifth year after the Effective Date; provided further, however, that in the event of any early termination described in subparagraph (B) above, the Class A Members, and in the event of any early termination described in subparagraph (A) above, the Class A Members other than the Management Members, shall be released from the limitations set forth in Section 9.4(a)
                                                                  --------------
     hereof.

     Section 3.2 Further Contributions. Except as provided in Section 3.1, no
                 ---------------------                        -----------
further Capital Contributions (including any cash that may be required to pay Company Costs and Expenses) shall be required of any Class A Member. From time to time after all Capital Commitments have been (or have deemed pursuant to
Section 3.1(b)(v) to have been) called by the Company as Capital Contributions pursuant to a Contribution Notice, the Board may accept, on behalf of the Company, additional Capital Contributions by existing or new Class A Members in addition to those required of the Class A Members under Section 3.1(b), provided
                                                        --------------
that if the Board accepts such additional Capital Contributions, the Board shall give each Class A Member a written notice (an "Acceptance Notice") thereof at
                                               -----------------
least ten days prior to the date of such acceptance pursuant to which each Class A Member may (but is not obligated to) make additional Capital Contributions such that such Class A Member retains its Fully Contributed Profit Percentage. The Board shall describe the procedures (which shall be determined by the Board in its sole and absolute discretion, except that such procedures will be equally applicable to all Class A Members) for exercising such right of the Class A Members to make additional Capital Contributions in the Acceptance Notice. Notwithstanding anything in this Agreement to the contrary, no capital called by the Company pursuant to any Contribution Notice or Acceptance Notice or otherwise shall be deemed an asset of, or contribution to, the Company for twenty (20) Business Days after receipt of such capital, unless and until such capital is released from custodial or escrow accounts by the Board and is (i) invested by and for the account of the Company in stock or other securities that the Board designates as Company portfolio assets or (ii) used for Company Costs and Expenses or other purposes that the Board expressly authorizes.

     Section 3.3 Withdrawal of Capital. No Member shall have the right to
                 ---------------------
withdraw any capital from the Company; provided, however, that the Board may distribute capital to the Members from time to time, in accordance with the terms hereof.

     Section 3.4 Loans. Any Class A Member may (with the consent of the Board),
                 -----
but shall not be required to, make loans to the Company for any Company purpose (each, a "Member Loan" and collectively, the "Member Loans"). In respect of any
          -----------                         ------------
such Member Loans, each lending Class A Member shall be treated as a creditor of the Company. Such Member Loans shall be repaid as and when the Company has funds available therefor, but prior to any further distributions to the Members, unless otherwise agreed by such lending Class A Members. Such Member Loans shall bear interest at a maximum rate of the Base Rate plus two percentage points per
                                                 ----
annum (but not in excess of the highest rate per annum permitted by law) and the principal and interest thereon shall constitute obligations of the Company. Any such Member Loans shall not increase such Class A Members' Capital Contributions or entitle such Class A Members to any increase in such Class A Member's share of the profits of the Company nor subject such Class A Members to any greater proportion of losses which it may sustain.

     Section 3.5 Interest. No Member shall be entitled to interest on its
                 --------
Capital Contributions or its Capital Account. Any interest actually received by reason of temporary investment of any part of the Company's funds shall be included in the Company's funds.

     Section 3.6 Benefited Parties. The foregoing Capital Contribution
                 -----------------
commitments of the Class A Members are solely for the benefit of the Members, as among themselves, and may not be enforced by any creditor, receiver, or trustee of the Company or by any other person.

                                    ARTICLE 4
                                  DISTRIBUTIONS
                                  -------------

     Section 4.1 Distributions. All Distributable Property shall be distributed
                 -------------
to the Members as follows:

     (a) First, 100% of all amounts available for distribution shall be
         -----
allocated to the holders of Class A Interests, Class B Interests and Class C Interests, until such holders have been allocated pursuant to this Section 4.1 (taking into account such distribution and all amounts previously distributed under this Section 4.1) an amount equal to the Implied Investment Amount (the "Initial Allocated Amount"), which shall be distributed proportionately as set
 ------------------------
forth in Sections 4.1(a)(i) and (ii) below as follows:

          (i) an amount equal to the product of (i) the Existing Contribution Percentage times (ii) the Initial Allocated Amount (such product referred to as the "Initial Existing Contribution Allocated Amount"), shall be
                ----------------------------------------------
     distributed to the Class A Members and Class C Members who made Existing Contributions in proportion to the total of all Existing Contributions made by such Class A Members and such Class C Members; provided, however, that with respect to that portion, if any, of the Initial Existing Contribution Allocated Amount which exceeds the aggregate of all Existing Contributions,
     (x) the Promote Percentage of such excess shall be paid to the holders of Class B Interests in proportion to their Class B Percentages and (y) all remaining amounts shall be distributed to the holders of the Class A Interests and the Class C Interests in proportion to their Existing Contributions,

          (ii) an amount equal to the product of (x) the New Contribution Percentage times (y) the Initial Allocated Amount shall be distributed to the Class A Members and Class C Members who made New Contributions in proportion to the total of all New Contributions made by such Class A Members and Class C Members.

     (b) Second, thereafter (i) an amount equal to the product of (x) the
         ------
Promote Percentage and (y) the amount available for distribution after the application of Section 4.1(a) shall be distributed to the holders of Class B Interests in proportion to their Class B Percentages and (ii) all remaining amounts shall be distributed to the holders of Class A Interests and Class C Interests in proportion to their Profit Percentages.

The amount of any non-cash Distributable Property to be distributed in accordance with this Section 4.1, if any, shall be its fair market value as
                     -----------
determined by the Board in good faith (the "Fair Market Value"). In determining
                                            -----------------
the Fair Market Value of any non-cash Distributable Property, all factors which the Board determines might reasonably affect such value shall be taken into account without regard to any discounts for illiquidity or non-transferability; provided, however, that any non-cash Distributable Property that consists of securities or instruments of the type described below shall be valued as follows: any Investment of a class that is publicly traded shall be valued by reference to a distribution record date which shall be fixed by the Board as of a date not less than ten trading days before the proposed Company distribution of any such Investment and shall take into account the arithmetic average of the trading prices on such record date and on each of the ten trading days immediately preceding, and on each of the ten trading days immediately following, such record date. Such trading prices shall equal (A) the closing sale prices of such Investment as reported for each such trading day by the principal securities exchange or interdealer market system on which such Investment is then listed or authorized for trading, or (B) if not so listed or authorized, the average of the closing bid and asked quotations for each such trading day as reported by any interdealer quotation system on which such Investment is then authorized for trading, or (C) if not so authorized, the average of the closing bid and asked quotations for each such trading day as reported by any member firm of the NASD selected by the Board. Notwithstanding the preceding sentence, if the volume of trading or other aspects of the securities market on which the class of securities is traded are such that the Board reasonably determines that prices in such market may not accurately reflect the Fair Market Value of the Investment, then the Board shall not be required to value such Investment based solely on the formula set forth in this paragraph. In no event shall an Investment be valued at less than the price at which the Company can require a third Person to buy the Investment, taking into account the creditworthiness of the Person with such purchase obligation, the availability of any collateral for the obligation, and other factors that the Board deems appropriate.

     Section 4.2 Timing and Manner of Distributions. Any distribution of cash or
                 ----------------------------------
non-cash Distributable Property shall be made, in the case of each such cash amount and each such item of non-cash Distributable Property, among the Members as specified above. All Distributable Property that constitutes cash shall be distributed as soon as practicable following its receipt by the Company and in no event less frequently than quarterly. To the extent the Company receives proceeds from a disposition of any Company Assets, all Distributable Property that constitutes cash proceeds so received by the Company (net of the Company Costs and Expenses that are due and payable in connection with such distribution) shall be promptly distributed following the disposition. Notwithstanding the foregoing, the Board shall use its reasonable best efforts to refrain from distributing any non-cash Distributable Property (i) except upon a unanimous determination of the Board and (ii) except for any Investments that
(A) have been registered under the Securities Act, or may be sold without regard to any volume limitations, by a Member pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act, (B) are of the same Class as are listed or authorized for trading on any public securities exchange or market system or are authorized for quotation in any interdealer quotation system, and
(C) are no longer subject to any holdback agreement.

     Section 4.3 Restriction on Distributions. No distribution shall be made
                 ----------------------------
that would have the effect of reducing the value of the Company Assets below the liabilities of the Company (other than liabilities to Members on account of their interests in the Company). Prior to authorizing any distribution, the Board shall determine whether the Company has available to it unencumbered cash funds sufficient for the distribution after taking into account (except in the case of liquidation of the Company) the amounts which should be set aside to provide a reasonable reserve for the continuing conduct of the business of the Company and for normal working capital.

     Section 4.4 Demand for Distributions. No Member shall be entitled to demand
                 ------------------------
and receive a distribution of Company Assets in return for its Capital Contributions to the Company.

     Section 4.5 Forfeitability of Class B Interests.
                 -----------------------------------

     (a) In the event a Forfeiture Event occurs before the fourth anniversary of February 28, 2000, the Management Member with respect to whom the Forfeiture Event occurs (and any transferee of such Management Member) shall forfeit 25% of such Management Member's Class B Interest (or such transferee's Class B Interest) for each full year by which the Forfeiture Event precedes such fourth anniversary of February 28, 2000, with such 25% to be pro rated in the case of a partial year; provided, however, that from and after the consummation of a Qualified IPO or a Sale of the Company the occurrence of a Forfeiture Event shall not result in a forfeiture of any Management Member's Class B Interests (or such transferee's Class B Interest).

     (b) In the event a Forfeiture Event occurs before the fourth anniversary of the date that an Additional Employed Member became a Class B Member of the Company following the execution of a Joinder Agreement or otherwise (the "Admission Date"), the Additional Employed Member with respect to whom the Forfeiture Event occurs (and any transferee of such Additional Employed Member) shall forfeit 25% of such Additional Employed Member's Class B Interest (or such transferee's Class B Interest) for each full year by which the Forfeiture Event precedes such fourth anniversary of the Admission Date, with such 25% to be pro rated in the case of a partial year; provided, however, that from and after the consummation of a Qualified IPO or a Sale of the Company the occurrence of a Forfeiture Event shall not result in a forfeiture of any Additional Employed Member's Class B Interests (or such transferee's Class B Interest).

     (c) Each Management Member and each Additional Employed Member (and any transferee therefrom) agrees to file timely elections under Section 83(b) of the Code with respect to such Person's Class B Interests.

     (d) As used herein, "Forfeiture Event" means (i) a voluntary termination by
                          ----------------
such Management Member or Additional Employed Member (A) of the Engagement or
(B) of such Management Member's or Additional Employed Member's employment agreements with all Portfolio Companies, in either case other than for "Good Reason" (as defined in such Management Member's or Additional Employed Member's employment agreement) or (ii) a termination (A) by the Company of the Engagement of such Management Member or Additional Employed Member or (B) by a Portfolio Company of the employment of such Management Member or Additional Employed Member, in either case for Cause.

     (e) Upon the occurrence of any Forfeiture Event, (i) if at least two of the Management Members continue to be subject to the Engagement or remain employed by one or more Portfolio Companies, then a Majority in Interest of the Members who are Class B Members will determine the manner in which any Class B Interest that was forfeited by the Class B Member with respect to whom the Forfeiture Event occurred will be reallocated (among existing Class B Members and/or new management personnel hired as described in the penultimate sentence of Section 3.1(a)(ii)); and (ii) if less than two of the Management Members continue to be subject to the Engagement or remain employed by one or more Portfolio Companies, then the Board will determine the manner in which any Class B Interest that was forfeited by the Class B Member with respect to whom the Forfeiture Event occurred will be reallocated (among existing Members of any class or classes as the Board may determine).

                                    ARTICLE 5
                    CERTAIN TAX AND OTHER REGULATORY MATTERS
                    ----------------------------------------

     Section 5.1 Capital Account. "Capital Account" shall mean, with respect to
                 ---------------   ---------------
any Member, the Capital Account maintained for such Member in accordance with the following provisions:

     (a) To each Member's Capital Account there shall be credited such Member's Capital Contribution, such Member's distributive share of Net Profit or any item in the nature of income or gain which are specially allocated pursuant to
Section 5.4, and the amount of any Company liabilities assumed by such Member or
-----------
which are secured by any property distributed to such Member.

     (b) To each Member's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member's distributive share of Net Loss and any item in the nature of expenses or losses which are specially allocated pursuant to Section 5.4, and the amount of any liabilities of such
                      -----------
Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

     (c) In the event all or a portion of a Membership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the transferred Membership Interest.

     (d) In determining the amount of any liability for purposes of paragraphs
(a) and (b) of this Section 5.1, there shall be taken into account Section
                    -----------
752(c) of the Code and any other applicable provisions of the Code and Treasury Regulations.

     The foregoing provision and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

     Section 5.2 General Application. The rules set forth in this Article 5
                 -------------------                              ---------
shall apply for the purposes of determining each Member's general allocable share of the items of income, gain, loss or expense of the Company comprising Net Profit or Net Loss of the Company for each Fiscal Year, determining special allocations of other items of income, gain, loss and expense, and adjusting the balance of each Member's Capital Account pursuant to Section 5.1 hereof to
                                                     -----------
reflect the aforementioned general and special allocations. For each Fiscal Year, the special allocations in Section 5.4 hereof shall be made immediately
                                 -----------
prior to the general allocations of Section 5.3 hereof.
                                    -----------

     Section 5.3 General Allocations.
                 -------------------

     (a) The items of income, expense, gain and loss of the Company comprising Net Profit or Net Loss for a Fiscal Year shall be allocated among the Persons who were Members during such Fiscal Year in a manner that will, as nearly as possible, cause the Capital Account balance of each Member at the end of such Fiscal Year to equal the excess (which may be negative ) of

          (i) the hypothetical distribution (if any) that such Member would receive if, on the last day of the Fiscal Year, (x) all Company Assets, including cash, were sold for cash equal to their Gross Asset Value, taking into account any adjustments thereto for such Fiscal Year, (y) all Company liabilities were satisfied in cash according to their terms (limited, with respect to each nonrecourse liability, to the Gross Asset Value of the assets securing such liability), and (z) the net proceeds thereof (after satisfaction of such liabilities) were distributed in full pursuant to
     Section 4.1 hereof, over
     -----------

          (ii) the sum of (x) the amount, if any, which such Member is obligated to contribute to the capital of the Company, (y) such Member's share of the Company Minimum Gain determined pursuant to Treasury Regulations Section 1.704-2(g), and (z) such Member's share of Member Nonrecourse Debt Minimum Gain determined pursuant to Treasury Regulations Section 1.704-2(i)(5), all computed immediately prior to the hypothetical sale described in Section
                                                                      -------
     5.3(a)(i) above.
     ---------

     (b) Determination of Items Comprising Allocations.

          (i) In the event that the Company has Net Profit for a Fiscal Year,

               (A) for any Member as to whom the allocation pursuant to Section
                                                                        -------
          5.3(a) is negative, such allocation shall be comprised of a
          ------
          proportionate share of each of the Company's items of expense or loss entering into the computation of Net Profit for such Fiscal Year; and

               (B) the allocation pursuant to Section 5.3(a) in respect of each
                                              --------------
          Member (other than a Member referred to in Section 5.3(b)(i)(A)) shall
                                                     ---------------------
          be comprised of a proportionate share of each Company item of income, gain, expense and loss entering into the computation of Net Profit for such Fiscal Year (other than the portion of each Company item of expense and loss, if any, that is allocated pursuant to Section
                                                                  -------
          5.3(b)(i)(A)).
          -------------

          (ii) In the event that the Company has a Net Loss for a Fiscal Year,

               (A) for any Member as to whom the allocation pursuant to Section
                                                                        -------
          5.3(a) is positive, such allocation shall be comprised of a
          ------
          proportionate share of the Company's items of income and gain entering into the computation of Net Loss for such Fiscal Year; and

               (B) the allocation pursuant to Section 5.3(a) in respect of each
                                              --------------
          Member (other than a Member referred to in Section 5.3(b)(ii)(A))
                                                     ----------------------
          shall be comprised of a
          proportionate share of each Company item of income, gain, expense and loss entering into the computation of Net Loss for such Fiscal Year (other than the portion of each Company item of income and gain, if any, that is allocated pursuant to Section 5.3(b)(ii)(A)).
                                             ----------------------

          (iii) For purposes of this Section 5.3, a gain recognized by the
                                     -----------
     Company upon the disposition of an item of Company property shall be considered to be a single item of gain regardless of whether, for federal income tax purposes, part of the gain is treated differently from the remainder.

     (c) Loss Limitation. Notwithstanding anything to the contrary in this
         ---------------
Section 5.3, the amount of items of Company expense and loss allocated pursuant
-----------
to this Section 5.3 to any Member shall not exceed the maximum amount of such
        -----------
items that can be so allocated without causing such Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year.

     Section 5.4 Special Allocations. The following special allocations shall be
                 -------------------
made in the following order:

     (a) In the event that there is a net decrease during a Fiscal Year in either Company Minimum Gain or Member Nonrecourse Debt Minimum Gain, then notwithstanding any other provision of this Article 5, each Member shall receive
                                            ---------
such special allocations of items of Company income and gain as are required in order to conform to Treasury Regulation Section 1.704-2;

     (b) Subject to Section 5.4(a), but notwithstanding any other provision of
                    --------------
this Article 5, items of income and gain shall be specially allocated to the
     ---------
Members in a manner that complies with the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(3);

     (c) In the event that a Member has an Adjusted Capital Account Deficit at the end of any Fiscal Year, such Member shall be specially allocated items of Company income and gain in an amount necessary to reduce such excess to zero as quickly as possible; provided that any allocation under this Section 5.4(c)
                                                             --------------
shall be made only if and to the extent that a Member would have an Adjusted Capital Account Deficit after all allocations provided for in this Article 5
                                                                   ---------
have been tentatively made as if this Section 5.4(c) were not in this Agreement;
                                      --------------

     (d) Any item of Company loss or expense that is attributable to Member Nonrecourse Debt shall be specially allocated to the Members in the manner in which they share the economic risk of loss (as defined in Treasury Regulation
Section 1.752-2) for such Member Nonrecourse Debt. Each Nonrecourse Deduction of the Company shall be specially allocated among the Members in proportion to their Membership Interests; and

     (e) In the event any payment to any Person that is treated by the Company as the payment of an expense is recharacterized by a taxing authority as a Company distribution to the payee as a Member, such payee shall be specially allocated an amount of Company gross income and gain as quickly as possible equal to the amount of the distribution.

     Section 5.5 Allocation of Nonrecourse Liabilities. For purposes of
                 -------------------------------------
determining each Member's share of Nonrecourse Liabilities, if any, of the Company in accordance with Treasury Regulation Section 1.752-3(a)(3), the Members' interests in Company profits shall be determined in accordance with their Membership Interests.

     Section 5.6 Transfer of Interest. In the event of a Transfer of all or part
                 --------------------
of a Membership Interest (in accordance with the provisions of this Agreement) at any time other than the end of a Fiscal Year, the shares of items of Company Net Profit or Net Loss and specially allocated items allocable to the Membership Interest transferred shall be allocated between the transferor and the transferee in a manner determined by the Board in its sole discretion that is not inconsistent with the applicable provisions of the Code.

     Section 5.7 Tax Allocations.
                 ---------------

     (a) Section 704(b) Allocations.
         --------------------------

          (i) Each item of income, gain, loss, deduction or credit for federal income tax purposes that corresponds to an item of income, gain, loss or expense that is either taken into account in computing Net Profit or Net Loss or is specially allocated pursuant to Section 5.4 (a "Book Item")
                                                -----------     ---------
     shall be allocated among the Members in the same proportion as the corresponding Book Item is allocated among them pursuant to Section 5.3
                                                                 -----------
     hereof or Section 5.4 hereof.
               -----------

          (ii) (A) If the Company recognizes Depreciation Recapture in respect of the sale of any Company Asset,

                    (A) the portion of the gain on such sale which is allocated to a Member pursuant to Section 5.3 hereof or Section 5.4 hereof shall
                                  -----------           -----------
          be treated as consisting of a portion of the Company's Depreciation Recapture on the sale and a portion of the balance of the Company's remaining gain on such sale under principles consistent with Treasury Regulations Section 1.1245-1.

                    (B) if, for federal income tax purposes, the Company recognizes both "unrecaptured 1250 gain" (as defined in Section 1(h) of the Code) and gain treated as ordinary income under Section 1250(a) of the Code in respect of such sale, the amount treated as Depreciation Recapture under Section 5.7(a)(ii)(A)(I) hereof shall be
                                       ------------------------
          comprised of a proportionate share of both such types of gain.

                    (C) For purposes of this Section 5.7(a)(ii) "Depreciation
                                             ------------------  ------------
          Recapture" means the portion of any gain from the disposition of an
          ---------
          asset of the Company which, for federal income tax purposes (a) is treated as ordinary income under Section 1245 of the Code; (b) is treated as ordinary income under Section 1250 of the Code; or (c) is "unrecaptured 1250 gain" as such term is defined in Section 1(h) of the Code.

     (b) Section 704(c) Allocations. In the event any property of the Company is
         --------------------------
credited to the Capital Account of a Member at a value other than its tax basis (whether as a result of a contribution of such property or a revaluation of such property pursuant to subparagraph (b) of the definition of "Gross Asset Value" in Article 2 of this Agreement), then
                                         ---------
allocations of taxable income, gain, loss and deductions with respect to such property shall be made in a manner which will comply with Section 704(b) and
Section 704(c) of the Code and the Treasury Regulations thereunder. The Company, in the discretion of the Board, may make, or not make, "curative" or "remedial" allocations (within the meaning of the Treasury Regulations under Section 704(c) of the Code) including, but not limited to:

          (i) "curative" allocations which offset the effect of the "ceiling rule" for a prior Fiscal Year (within the meaning of Treasury Regulation 1.704-3(c)(3)(ii)); and

          (ii) "curative" allocations from dispositions of contributed property (within the meaning of Treasury Regulations Section 1.704-3(c)(3)(iii)(B)).

     (c) The tax allocations made pursuant to this Section 5.7 shall be solely
                                                   -----------
for tax purposes and shall not affect any Member's Capital Account or share of non-tax allocations or distributions under this Agreement.

     Section 5.8 Employee Deductions. With regard to any Class B Interests
                 -------------------
granted or issued to a Class B Member as contemplated by Section 3.1(a)(ii) of
                                                         ------------------
this Agreement, the employer deductions (as described in Section 83(h) of the Code) corresponding to the inclusion in such grantee Class B Member's taxable income pursuant to Section 83(a) of the Code of all or a portion of such Class B Interest, shall be allocated entirely to such grantee Class B Member.

     Section 5.9 Book-Up Adjustment Provisions. Notwithstanding anything in this
                 -----------------------------
Agreement to the contrary, if the Company's Gross Asset Value is adjusted pursuant to paragraph (b) of the definition of Gross Asset Value, the Capital Account of all Members shall, if necessary, be adjusted so that the Capital Accounts of such Members represent a percentage of the Capital Accounts of all Members equal to such Member's Profit Percentage. In addition, the Members agree that, for purposes of Section 704(c) of the Code, the aggregate built in gain allocable to the Members that have made Existing Contributions shall be equal to the excess of the Agreed Gross Asset Value over the Company's aggregate tax basis in its assets.

                                    ARTICLE 6
                                   MANAGEMENT
                                   ----------

     Section 6.1 Board.
                 -----

     (a) The Members have established the Company as a "board of directors-managed" limited liability company under the Act, and have agreed to designate a Board (the "Board") of up to eight Persons to manage the Company and
                        -----
its business and affairs. The Persons appointed to the Board are referred to as "Board Members". Any action by the Board shall be deemed to be an action by the
 -------------
managers of the Company for the purposes of the Act or otherwise.

     (b) The Board may exercise all powers of the Company (and all powers of a "manager" under the Act) and may do all such lawful acts and things as are not specifically required by the Act or by this Agreement to be exercised or done by the Members. The Board will be responsible for making all Major Decisions and for managing all other business and affairs of the Company (including managing the business and affairs of any Investment of which the Company is the general partner or managing member).

     (c) The Board, in its sole discretion, may delegate its rights and powers to manage the business and affairs of the Company to one or more other Persons; provided, however, that the Board may not delegate the right to make Major Decisions to any other Person. The Board may also employ attorneys, accountants, consultants, contractors, agents, employees and other Persons to assist the Board in carrying out its duties and responsibilities under this Agreement. The wages, salaries and other compensation of any such person shall be determined by the Board.

     Section 6.2 Board Appointments and Procedures.
                 ---------------------------------

     (a) Board Members. The number of Board Members which shall constitute the
         -------------
initial Board shall be not less than eight, and shall consist of "Place 1", "Place 2", "Place 3", "Place 4", "Place 5", "Place 6" "Place 7" and "Place 8"
                                                       -------       -------
Board seats (collectively, the "Board Seats, and each, a "Board Seat"). The
                                -----------               ----------
"Place 7" Board Seat and, subject to Sections 6.2(b) and 6.4, "Place 8" Board
 -------                                                       -------
Seat shall be appointed by GSCP. The Board Members for each Board Seat on the Effective Date are set forth on Schedule B attached hereto.
                                ----------

     (b) Replacement of Board Seats. The TWP Members may at any time designate
         --------------------------
replacements for the Place 1 and Place 2 Board Seats by delivering a written notice of such replacement to the Management Members and the Other Members. The Management Members may at any time designate replacements for the Place 3 and Place 4 Board Seats by delivering a written notice of such replacement to the TWP Members and the Other Members; provided, however, that notwithstanding the foregoing, the Key Management Members shall be the Board Members for the Management Members' Board Seats for so long as the Key Management Members are associated with the Company. The Weston Presidio Member may at any time designate a replacement for the Place 5 Board Seat and, the Alta Member may at any time designate a replacement for the Place 6 Board Seat and GSCP may at any time designate replacements for the Place 7 and Place 8 Board Seats by delivering a written notice of such replacement to the Management Members, the TWP Members and each Other Member (provided, however, that any replacement for the Place 8 Board Seat must be reasonably acceptable to a Majority in Interest of the Members holding Class B Interests, it being understood that GSCP will use commercially reasonable efforts to appoint such Place 8 Board Seat). The vote of
                                                -------
a Majority in Interest of the Members entitled to representation by a specific Board Seat shall determine the replacement Board member for such Board Seat.

     (c) Actions as a Group. The Members acknowledge and agree that it is
         ------------------
intended that the TWP Members shall act as a group in taking any actions with respect to the Place 1 and Place 2 Board Seats, the Management Members shall act as a group in taking any actions with respect to the Place 3 and Place 4 Board Seats. To facilitate the process, however, each of the TWP Members, the Management Members, as applicable, shall each designate, in writing, one person to act on behalf of the Members in the applicable group in making any decisions, appointments or removals, or in taking any other actions under this Article 6
                                                                    ---------
with respect to the applicable Board Seats controlled by such group of Members. If a particular group of Class A Members fails specifically to designate a Member to act on behalf of the other Members in the applicable group, then the other Members of such group (other than any Defaulting Members or Management Members as to whom a Forfeiture Event has occurred) shall have the responsibility to act on behalf of the particular group of Members in making any decisions, appointments or removals, or taking any other actions under this
Article 6 unless and until a specific Class A Member has been designated to
---------
represent such particular group, as evidenced by an instrument signed by a Majority in Interest of the Members of such group (other than any Defaulting Members or Management Members as to whom a Forfeiture Event has occurred).

     Section 6.3 Vacancies.
                 ---------

     (a) If a vacancy should ever occur in one or more of the Board Seats, the applicable Member or group of Members (i.e., the TWP Members, the Management Members (in their capacities as Class A Members), the Weston Presidio Member, the Alta Member and GSCP, as the case may be) and the applicable designated person selected by a Class A Member within each such group (i.e., initially Daniel S. Dross, Philip W. Halperin, Carl E. Hirsch, Brian W. McNeill and Doug Londal) shall be responsible for designating a replacement for such vacant Board Seats promptly and shall deliver written notice evidencing such replacement signed by a Majority in Interest of the Members of such group (other than any Defaulting Members or Management Members as to whom a Forfeiture Event has occurred).

     (b) If at any time one group of Members notifies the other Members that any Board Member appointed by such group of Members is no longer to serve in such capacity, the Board Member designated in such notice shall, from and after the date on which the other Members receive such notice, be deemed to have resigned from the Board and shall have no authority, power, or capacity with respect to any matter whatsoever relating to the Board.

     Section 6.4 Forfeiture of Right to Designate Board Members. The TWP
                 ----------------------------------------------
Members, the Management Members and the Key Management Members (in their capacities as Class A Members), the Weston Presidio Member, the Alta Member and GSCP, as the case may be, shall lose their respective right to designate Board Members (and the Board Seat represented thereby): (i) in the case of the TWP Members, the Weston Presidio Member, the Alta Member or GSCP, respectively, any TWP Member, Weston Presidio Member, Alta Member or the GSCP, respectively, shall be a Defaulting Member, (ii) in the case of the Management Members, any Management Member shall be a Defaulting Member; provided, however, that in the event the Management Members as a group shall have made Additional Capital Contributions equal to not less than 90% of their required Additional Capital Contributions, the Management Members shall not lose their right to designate Board Members; provided further, however, that the Management Member that is the Defaulting Member shall lose its right to participate in the election of the Management Members' Board Members, or (iii) in the case of either of the Key Management Members, there shall occur a Forfeiture Event in respect of either of such Key Management Members. Upon the occurrence of such an event, any Board Members then serving at the request of the group of Members that includes the Defaulting Member shall immediately be deemed to have resigned from the Board. The applicable Members not in default (if any) shall then have the right to designate Board Members in the stead of the Defaulting Member (or Affiliate of a Defaulting Member); provided, however, that the Board Seat representing the Defaulting Member shall remain vacant (and the Board will act as though no such Board Seat exists) in the event the applicable Members not in default shall be unable to agree on a replacement for the Board Member(s) representing the Defaulting Member (or Affiliate of a Defaulting Member).

     Section 6.5 Meetings of the Board.
                 ---------------------

     (a) Regular meetings of the Board shall be held at such time and place and on such notice, if any, as shall be determined from time to time by the Board;

     (b) Special meetings of the Board may be called at any time by at least two Board Members on at least five Business Days prior written notice from such Board Members to all of the other Board Members.

     (c) At all meetings of the Board, a majority of the Board Members at the time in office shall be necessary and sufficient to constitute a quorum for the transaction of business; provided, however, that (i) during the period that the Place 8 Board Seat is vacant, the Place 7 Board Seat will be counted twice (and
-------                           -------
shall be treated like two Board Seats) for the purposes of calculating the quorum, and (ii) for the consideration of any Unanimous Major Decisions, the presence of all Board Members shall be required for a quorum. If a quorum is not present at any meeting of the Board, the Board Members thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum shall be present.

     Section 6.6 Committees. The Board may create committees for such terms and
                 ----------
with such powers and duties as the Board deems appropriate; provided, however, the Board may not delegate to any such committee the right to make a Major Decision. Each Investor Member shall have the right to designate one person to be a member of any committee so created.

     Section 6.7 Voting.
                 ------

     (a) All Majority Major Decisions must be approved by a majority of the Board Members then serving on the Board (not just a majority of the Board Members present at a particular meeting) provided, however, that during the period that the Place 8 Board Seat is vacant, the vote of the Place 7 Board Seat
                -------                                       -------
will be counted twice (and shall be treated like two Board Seats) for the purposes of calculating a majority of the Board Members.

     (b) All Unanimous Major Decisions must be approved by all of the Board Members (not just all Board Members present at a particular meeting).

     (c) For the avoidance of doubt, in determining whether Majority Major Decisions or Unanimous Major Decisions, as applicable, have been approved by the requisite number of Board Members, such determination will be made based on the number of affirmative votes required from the entire Board, not just the number of Board Members present and voting at a particular meeting.

     Section 6.8 Telephone Meetings. Board Members may attend any meeting of the
                 ------------------
Board or any committee thereof by conference telephone, radio, television, or similar means of communication by which all Persons participating in the meeting can hear each other, and all Board Members so attending shall be deemed present at the meeting for all purposes, including the determination of whether a quorum is present.

     Section 6.9 Action by Written Consent. Any action required or permitted to
                 -------------------------
be taken by the Board or a committee may be taken without a meeting if a consent in writing, setting forth the action so taken: (i) is signed by all of the Board Members, or (ii) with two Business Days prior notice to all Board Members, is signed by the requisite number of Board Members that must approve such action. "Writing" for these purposes includes any handwritten, typewritten, telegraphic,
 -------
telexed, or telecopied communication.

     Section 6.10 Waiver of Notice. Whenever any notice is required to be given
                  ----------------
to any Board Member under the provisions of this Agreement, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any Board meeting shall also constitute a waiver of notice thereof.

     Section 6.11 Major Decisions.
                  ---------------

     (a) No Member, Board Member, or any other Person shall have the right or the power to make any commitment or engage in any undertaking on behalf of the Company in respect of a Major Decision unless or until the same has been approved by the requisite number of Board Members pursuant to Section 6.7 hereof
                                                              -----------
and this Section 6.11.
         ------------

     (b) The term "Majority Major Decision" means, in respect of any matter,
                   -----------------------
action, and/or decision required to be taken by the Board pursuant to the terms of this Agreement, the following matters:/1/

          (i) any commitment by the Company to make an Investment in, or otherwise undertake any contractual obligations in respect of, any matter and to call for Capital Contributions therefor;

          (ii) approval of annual budgets and all Affiliate transactions;

          (iii) approval of the annual federal income tax returns of the Company;

          (iv) the initiation or settlement of litigation by the Company;

          (v) any voluntary dissolution, liquidation, or termination of the Company pursuant to Section 13.1(c).

          (vi) approval of ordinary cash distributions by the Company to the Members; and

          (vii) any other matter, action and/or decision other than a Unanimous Major Decision.

----------
/1/ Discuss whether this list should be shortened.

     (c) The term "Unanimous Major Decision" means, in respect of any matter,
                   ------------------------
action, and/or decision required to be taken by the Board pursuant to the terms of this Agreement, the following matters:

          (i) the admission of new Members or the Transfer of Membership Interest other than a Transfer or an admission of a New Member resulting from a Transfer, otherwise permitted herein, and other than the admission of PNE as contemplated herein;

          (ii) the determination to distribute any non-cash Distributable Property;

          (iii) the creation of any additional Class B Interests;

          (iv) the incurrence of any indebtedness by the Company;

          (v) the sale of all or substantially all of the Company Assets or a merger of the Company with another Person;

          (vi) any change in the Lines of Business, investment objectives and purposes of the Company;

          (vii) the initiation of any bankruptcy filings by the Company;

          (viii) any voluntary dissolution, liquidation, or termination of the Company other than pursuant to Section 13.1(a) or Section 13.1(c); and
                                    ---------------    ---------------

          (ix) any redemption of Membership Interests in the Company.

     (d) Notwithstanding anything to the contrary contained herein, the following matters, actions, and/or decisions may be taken only with the express prior written consent of TWP, the GS Investors and Alta (in the case of clause
(i) below), and TWP, Weston Presidio, the GS Investors and Alta (in the case of clause (ii) below) in their sole discretion:

          (i) causing the Company to engage or participate in any hostile takeover or other Investment that is not permitted under the terms of the TWP Agreement or the Alta Agreement, as applicable, including Investments affecting concentration limitations and opt-out rights thereunder; and

          (ii) all structuring decisions relating to each of the Investments, and all issues relating to VCOC, UBTI and ECI (whether or not directly related to the Investments).

     Section 6.12 First Meeting. Each newly elected Board may hold its first
                  -------------
meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of Members, and no notice of such meeting shall be necessary.

     Section 6.13 Election of Officers. At the first meeting of the Board after
                  --------------------
each annual meeting of Members at which a quorum shall be present, the Board shall elect the officers of the Company. The initial officers of the Company are as set forth on Schedule C attached hereto.
                ----------

     Section 6.14 Procedure. At meetings of the Board, business shall be
                  ---------
transacted in such order as from time to time the Board may dettrmine. The Chairman of the Board (the "Chairman"), if such office has been filled, and, if
                            --------
not or if the Chairman is absent or otherwise unable to act, the President shall preside at all meetings of the Board. In the absence or inability to act of either such officer, a chairman for such meeting shall be chosen by the Board from among the Board Members present. The Secretary of the Company shall act as the secretary of each meeting of the Board unless the Board appoints another person to act as secretary of the meeting. The Board shall keep regular minutes of its proceedings which shall be placed in the minute book of the Company.

     Section 6.15 Compensation. The Board shall have the authority to fix the
                  ------------
compensation, including fees and reimbursement of expenses, paid to Board Members for attendance at regular or special meetings of the Board or any committee thereof; provided, however, that nothing contained herein shall be construed to preclude any Board Member from serving the Company in any other capacity or (except as otherwise provided in Section 16.3) receiving
                                             ------------
compensation therefor.

     Section 6.16 Devotion of Time. Subject to Section 6.17, the Board shall
                  ----------------             ------------
devote such time to the Company business as the Board shall deem to be necessary to manage and supervise the business and affairs of the Company in an efficient manner; provided that nothing in this Agreement shall preclude the employment, at the expense of the Company, subject to Section 16.3, of any agent or third
                                          ------------
party to manage or provide other services in respect of the Company and/or its properties, subject to the control of the Board.

     Section 6.17 Competitive Activities. Subject to the obligations of
                  ----------------------
Management Members as provided in Article 16 and Section 9.4(b), (a) no Board
                                  ----------     --------------
Member shall be required to manage the Company as its sole and exclusive function and may have other business interests and may engage in other activities in addition to those relating to the Company, (b) such other business interests and activities may be of any nature or description, and may be engaged in independently or with others, (c) neither the Company nor any Member shall have any right, by virtue of this Agreement or the Company relationship created hereby, in or to such other ventures or activities of the Board or any other Member or any of their respective Affiliates, or to the income or proceeds derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Company, shall not be deemed wrongful or improper.

     Section 6.18 Transactions with Affiliates. Notwithstanding anything to the
                  ----------------------------
contrary contained herein, and notwithstanding any obligations or duties (fiduciary or otherwise) that the Board may have at law or in equity, the Company may from time to time enter into transactions with Board Members or Affiliates of Board Members in order to carry out the purpose of the Company as described in Section 1.3 above, provided that such transactions are, in the
             -----------
reasonable judgment of the Board (other than the affected Board Member), after full disclosure of the terms of such transaction to the entire Board, not less favorable than would be obtained in a comparable arms length transaction with a Person that is not an Affiliate of such Board Member (and the Board has determined that the employment agreements listed on Schedule E, the form of
                                                    ----------
which is attached hereto as Exhibit A, meet the foregoing criteria and are,
                            ---------
therefore, approved).

                                    ARTICLE 7
                            OFFICERS AND OTHER AGENTS
                            -------------------------

     Section 7.1 Number; Titles; Term of Office. The officers of the Company
                 ------------------------------
shall be a President, a Secretary, a Treasurer, and such other officers as the Board may from time to time elect or appoint, including a Chairman, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board shall determine), an Assistant Secretary, and an Assistant Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his or her death, or until he or she shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a Member or a Board Member of the Company or a resident of the State of Delaware.

     Section 7.2 Removal. Any officer or agent elected or appointed by the Board
                 -------
may be removed by the Board whenever in its judgment the best interest of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     Section 7.3 Vacancies. Any vacancy occurring in any office of the Company
                 ---------
(by death, resignation, removal, or otherwise) may be filled by the Board.

     Section 7.4 Authority. Officers shall have such authority and perform such
                 ---------
duties in the management of the Company as are provided in this Agreement or as may be determined by resolution of the Board not inconsistent with this Agreement.

     Section 7.5 Compensation. The compensation, if any, of officers and agents
                 ------------
shall be fixed from time to time by the Board; provided, however, that the Board may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman or the President. Any office held by Management Members or Additional Employed Members shall be without compensation, except as set forth in Article 16.
                                                      ----------

     Section 7.6 Chairman of the Board. The Chairman, if elected by the Board,
                 ---------------------
shall have such powers and duties as may be prescribed by the Board. Such officer shall preside at all meetings of the Members and of the Board.

     Section 7.7 President. The President shall be the chief executive officer
                 ---------
of the Company and, subject to the control and direction of the Board, shall have general executive charge and management of the properties and operations of the Company in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the Board has not elected a Chairman or in the absence or inability to act of the Chairman, the President shall exercise all of the powers and discharge all of the duties of the Chairman. As between the Company and third parties, any action taken by the President in the performance of the duties of the Chairman shall be conclusive evidence that there is no Chairman or that the Chairman is absent or unable to act.

     Section 7.8 Vice Presidents. Each Vice President shall have such powers and
                 ---------------
duties as may be assigned to him by the Board, the Chairman, or the President, and (in order of their seniority as determined by the Board or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Company and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

     Section 7.9 Treasurer. The Treasurer shall have custody of the Company's
                 ---------
funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Company in such depository or depositories as may be designated by the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman, or the President.

     Section 7.10 Assistant Treasurers. Each Assistant Treasurer shall have such
                  --------------------
powers and duties as may be assigned to him by the Board, the Chairman, or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

     Section 7.11 Secretary. Except as otherwise provided in this Agreement, the
                  ---------
Secretary shall keep the minutes of all meetings of the Board and of the Members in books provided for that purpose, and shall attend to the giving and service of all notices. To the extent authorized by the Board, the Secretary may sign, in the name of the Company, any contract, FCC application or report and other similar documents of the Company. The Secretary may sign with the Chairman or the President all certificates representing Membership Interests of the Company, and shall have charge of the certificate books, transfer books, and other papers as the Board may direct, all of which shall at all reasonable times be open to inspection by any Board Member upon application at the office of the Company during business hours; provided, however, that no certificate evidencing Membership Interests need be issued. The Secretary shall in general perform all duties incident to the office of the Secretary, subject to the control of the Board, the Chairman, and the President.

     Section 7.12 Assistant Secretaries. Each Assistant Secretary shall have
                  ---------------------
such powers and duties as may be assigned by the Board, the Chairman, or the President. The Assistant Secretaries (in the order of their seniority as determined by the Board or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                                    ARTICLE 8
                               MEETINGS OF MEMBERS
                               -------------------

     Section 8.1 Place of Meetings. All meetings of the Members shall be held at
                 -----------------
the principal place of business of the Company as provided in Section 1.4 or at
                                                              -----------
such other place
within or without the State of Delaware as shall be specified or fixed in the notices or waivers of notice calling the meeting; provided that any or all Members may participate in any such meeting by means of conference telephone or similar communications equipment pursuant to Section 8.13.
                                             ------------

     Section 8.2 Annual Meeting. An annual meeting of the Members, for the
                 --------------
transaction of all business as may properly come before the meeting, shall be held at such place, within or without the State of Delaware, on such date and at such time as the Board shall fix and set forth in the notice of the meeting.

     Section 8.3 Special Meetings. Special meetings of the Members for any
                 ----------------
proper purpose or purposes may be called at any time by resolution of the Board or by Class A Members holding at least 25% in interest of the Fully Contributed Profit Percentages of all the Class A Members. Such Members may call a meeting by delivering to the Board one or more written requests signed by the requisite number of Members stating that such Members wish to call a meeting and indicating the specific purpose for which the meeting is to be held. If not otherwise stated in the written request or fixed in accordance with the remaining provisions hereof, the record date for determining Members entitled to call a special meeting is the date any Member first signs the written request for a meeting. Only business within the purpose or purposes described in the notice (or waiver thereof) required by this Agreement may be conducted at a special meeting of the Members.

     Section 8.4 Notice and Waiver Thereof. Written or printed notice stating
                 -------------------------
the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten days nor more than sixty days before the date of the meeting, by or at the direction of the Board, to each Member entitled to vote at such meeting in accordance with Section 17.7. Attendance of a Member at a meeting
                           ------------
shall constitute a waiver of notice of the meeting except where such Member attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Notice of a meeting may also be waived in writing. Attendance at a special meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the special meeting but not so included, if the objection is expressly made at the meeting.

     Section 8.5 Quorum. A quorum shall be present at a meeting of Members if
                 ------
the holders of 50% in interest of the Fully Contributed Profit Percentages of all Class A Members are represented at the meeting in person or by proxy.

     Section 8.6 Voting. Voting and Voting Power. All Class A Members shall,
                 ------  -----------------------
except as hereinafter provided, be entitled to vote at meetings. Such Members may vote either in person or by proxy at any meeting. Each Class A Member shall be entitled to one vote. No Class B Member or Class C Member shall be entitled to vote at meetings, other than for matters specifically requiring the affirmative vote of a specified percentage of the Class B Members or the Class C Members or a Majority in Interest of All Members. No Affected Member shall be entitled to vote except for those matters set forth in Section 9.3.
                                                       -----------

     (a) Voting on Matters Other than the Designation of Board Members. With
         -------------------------------------------------------------
respect to any matter other than the designation of Board Members (which shall be governed by Section 6.2(b)) or a matter for which the affirmative vote of
               ---------------
Members owning a specified percentage of the interests is required by the Act, the Certificate or this Agreement, the affirmative vote of a Majority in Interest of the Class A Members actually present at a meeting at which a quorum is present shall be the act of all the Members. The Members have no independent power or right to vote on any Major Decisions, the determination of which matters are specifically reserved to the Board pursuant to Section 6.11.
                                                           ------------

     (b) Change in Voting Percentages. No provisions of this Agreement requiring
         ----------------------------
that any action be taken only upon approval, vote or action of the Members holding a specified percentage of the Membership Interests of the Members may be modified, amended or repealed unless such modification, amendment or repeal is approved by Members holding at least such specified percentage of such Membership Interests.

     Section 8.7 Record Date. For the purpose of determining Members entitled to
                 -----------
notice of, or to vote at, any meeting of Members or any adjournment thereof, or entitled to receive a distribution, or in order to make a determination of Members for any other proper purpose (other than determining Members entitled to consent to action by Members proposed to be taken without a meeting of the Members), the Board may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than thirty days and, in case of a meeting of Members, not less than ten days prior to the date on which the particular action requiring such determination of Members is to be taken. When a determination of the Members entitled to vote at any meeting of Members has been made as provided in this Section 8.7, such determination shall
                                          -----------
apply to any adjournment thereof except where the determination has been made through the closing of the records and the stated period of closing has expired. The record date for determining Members entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office or its principal place of business, or to the Board in accordance with the provisions of Section 17.7.
                                                     ------------

     Section 8.8 Voting Lists. The Board shall make, at least ten days before
                 ------------
each meeting of Members, a complete list of the Members entitled to vote at such meeting, showing the interests owned by each Member. Failure to comply with these requirements shall not affect the validity of any action taken at such meeting.

     Section 8.9 Adjournment. Notwithstanding the other provisions of the
                 -----------
Certificate or this Agreement, the Chairman or the Class A Members holding a majority in interest of the Class A Interests actually present shall have the power to adjourn such meeting from time to time, without any notice other than announcement of the time and place of the holding of the adjourned meeting. If such meeting is adjourned by such Members, such time and place shall be determined by a vote of the Majority in Interest of the Class A Members actually present. Upon the resumption of such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called.

     Section 8.10 Proxies. A Member entitled to vote may vote either in person
                  -------
or by proxy executed in writing by the Member. A telegram, telex, cablegram or similar transmission by the

Member, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by such Member shall be treated as an execution in writing for purposes of this Section 8.10. A proxy shall be revocable unless the proxy form
                 ------------
conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

     Section 8.11 Conduct of Meeting. The Board shall have full power and
                  ------------------
authority concerning the manner of conducting any meeting of the Members, including, without limitation, the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article
                                                                        -------
8, the conduct of voting, the validity and effectiveness of any proxies, and the
-
determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Chairman shall preside at, and the secretary shall prepare minutes of, each meeting of Members, and in the absence of either such officer, his duties shall be performed by a Vice Chairman or, in such Person's absence, some Person or Persons selected by the Directors.

     Section 8.12 Action by Written Consent. Any action required or permitted to
                  -------------------------
be taken at any annual or special meeting of Members may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the Members holding not less than the minimum interests that would be necessary to take such action at a meeting at which the Members holding the required interests were present and voted. Every written consent shall bear the date of signature of each Member who signs the consent. A telegram, telex, cablegram or similar transmission by a Member, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a Member, shall be regarded as signed by the Member for purposes of this Section 8.12. Prompt notice of the taking of any action by
                 ------------
Members without a meeting by less than unanimous written consent shall be given to those Members who did not consent in writing to the action. If any action by the Members is taken by written consent, any certificate or documents filed with the Secretary of State of Delaware, if any, as a result of the taking of the action shall state, in lieu of any statement required by the Act concerning any vote of Members, that written consent has been given in accordance with the provisions of this Agreement.

     Section 8.13 Telephone and Similar Meetings. Members may participate in and
                  ------------------------------
hold a meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    ARTICLE 9
                        RIGHTS AND OBLIGATIONS OF MEMBERS
                        ---------------------------------

     Section 9.1 No Participation by Members. Notwithstanding any other
                 ---------------------------
provision of this Agreement, no Member shall have any independent right to participate in the management or control of the Company or of its business, which management and control is reserved specifically to the Board.

     Section 9.2 Liabilities of the Members. Except as otherwise required by
                 --------------------------
law, no Member shall be personally liable for any of the debts or obligations of the Company, and the liability of each Member to the Company shall be limited to the total Capital Contributions that such Member is required to make to the Company under Article 3 hereof, and such liability shall be enforceable only by
              ---------
the Company and the Members thereof and not by any creditors of the Company.

     Section 9.3 Membership Restrictions.
                 -----------------------

     (a) The determination of a Conflicting Attributable Interest shall be made by the Board based upon the advice of the Company's nationally recognized FCC counsel, which shall include Leibowitz & Associates, and for so long as a Conflicting Attributable Interest exists, the following restrictions shall be applicable to the Affected Member:

          (i) neither the Affected Member nor any officer, director, member or partner of the Affected Member nor any Person who owns 5% or more of any class of equity securities of the Affected Member shall:

               (1) be an employee of the Company whose functions directly or indirectly relate to any Media Enterprise of the Company (the "Company
                                                                         -------
          Media Enterprise");
          ----------------

               (2) serve in any material capacity as an independent contractor or agent with respect to any Company Media Enterprise;

               (3) serve as a Board Member of the Company;

               (4) communicate with the Company's Board Members, with any Member that is not an Affected Member or the management of any Company Media Enterprise on matters pertaining to the day-to-day operations of any Company Media Enterprise;

               (5) perform any services for the Company that materially relate to any Company Media Enterprise; or

               (6) become actively involved in the management or operation of any Company Media Enterprise; and

          (ii) the Affected Member shall not vote on the election of any new Board Member of the Company unless such new Board Member is approved by the existing Board Members; and

          (iii) with respect to the replacement rights set forth in Section 6.2
                                                                    -----------
     and 6.3, the Affected Member shall not have the right to vote for the
         ---
     replacement of Board Members, unless such replacement Board Member is approved by the existing Board Members; and

          (iv) the Affected Member shall not have the right to vote to remove a Board Member from the Company except where the Member is subject to bankruptcy proceedings, has been adjudicated incompetent by a court of competent jurisdiction, or has been removed for cause which was determined by an independent party to have constituted malfeasance, criminal conduct, wanton or willful neglect, or such other extraordinary conduct with respect to which a prudent investor would require the right to remove a Member; and

          (v) the Affected Member shall use its best efforts, on an expedited basis, to divest or otherwise eliminate any Conflicting Attributable Interests; and

          (vi) If the Board, based upon the advice of the Company's nationally recognized FCC counsel, which shall include Leibowitz & Associates, determines that the application of clauses (i) through (v) above is insufficient to protect the Company from a violation of the Multiple Ownership Rules or a violation of the foreign ownership limitations of
     Section 310(b) of the Communications Act, then, after written notice to the Affected Member, the Board may place further restrictions on an Affected Member's ownership interest designed to remedy the potential ownership violation, or the Board may cause the Company to purchase all or any portion of an Affected Member's ownership interest in the Company on the following terms and conditions:

               (1) the purchase price for the Affected Member's ownership interest shall be equal to the Fair Interest Value of the ownership interest to be purchased computed pursuant to Sections 14.4 and
                                                        -------------
          subject to adjustment pursuant to Section 14.5 as if the Affected
                                            ------------
          Member's ownership interest being purchased was a "Look Back Interest," the Affected Member was the "Grantor" and the Company was a "Purchasing Member";

               (2) the purchase price shall, to the extent possible, be paid in full in cash on the date of the purchase of the Affected Member's ownership interest with the proceeds of a call of Additional Capital Contributions, the proceeds of available credit under any company credit agreement, or any other source of available cash. To the extent the purchase price is not paid in full on the date of purchase, the unpaid amount of the purchase price and interest on the unpaid balance thereof shall be evidenced by a promissory note secured by the Affected Member's purchased ownership interest (the "Repurchase
                                                               ----------
          Note"). The Company shall use its best efforts to ensure that the
          ----
          Repurchase Note is paid as soon as practicable but in no event in more than eighteen (18) months from the date of issuance. The Repurchase Note shall bear interest at an annual rate for the first twelve (12) months from the date of issuance, equal to the interest rate paid by the Company on its senior indebtedness, or in the absence of such indebtedness, at the prime rate of Bankers Trust on the date of issuance and thereafter, the Repurchase Note shall bear interest at an annual rate of eighteen percent (18%);

               (3) within ten (10) days of receipt of notice of the Board's determination to purchase the Affected Member's ownership interest, the Affected Member shall convey its ownership interests to the Company free and clear of all liens and encumbrances except for (y) security interest securing the Company's indebtedness and (z) a security interest securing the Repurchase Note contemplated in this subsection.

          (vii) the restrictions in (i) through (vi) above shall be in addition to the restrictions set forth in Section 9.4 below.

          (viii) At any time when Alta is an Affected Member and subject to the provisions of Section 9.3(a)(i), Alta shall be entitled to consult with the Company, to the extent permitted under applicable FCC rules and regulations, on the Company's overall strategy and performance. Alta may examine the books and records of the Company and inspect its facilities and request information at reasonable times and intervals concerning the general status of the financial condition and operation of the Company, and may request full information pertinent to any covenant, provision or condition hereof.

     (b) Before the Company makes an offer or enters into an agreement for an Investment in any Company Media Enterprise, each Member, at the request of the Company, shall provide an opinion of counsel or certificate to the Company stating whether the Member has a Conflicting Attributable Interest with respect to the proposed Investment of the Company.

     (c) Each Member shall cooperate with the Board to ensure the Company's compliance with the applicable provisions of any material federal or state law (including the rules and regulations of the FCC) and shall provide the Board with such information as the Board may reasonably request to enable the Board to cause the Company to comply with the applicable provisions of any material federal or state law or regulation (including the rules and regulations of the FCC).

     Section 9.4 Competitive Activities.
                 ----------------------

     (a) The Members agree to not acquire any equity or debt investments in another investment vehicle with a competing strategy to the Company's and operating a Core Business without first offering each such equity or debt investment opportunity to the Company; provided, however, that notwithstanding the foregoing, (i) with respect to the GS Investors, this Section 9.4(a) shall apply to the GS Investors and all Goldman Sachs Capital Partners equity funds that are Affiliates of the GS Investors, but shall not apply to any other Affiliate of the GS Investors, and (ii) with respect to any Member (other than the GSCP Investors) that is an equity fund, this Section 9.4(a) shall apply to such Member and similar equity funds that are Affiliates of such Member, but shall not apply to any other Affiliate of such Member, provided, further, that notwithstanding any other provision hereof, nothing shall prevent any party from owning any equity or debt investment, or making any follow-on or subsequent investment, in an investment vehicle, the investment in which, at the time of the original investment by such party, was not in violation of the provisions hereof, and provided, further, that the foregoing limitation will not apply to:

          (i) non-attributable minority investments of such Members where, had the investment in question been made by the Company, the Management Members and/or Additional Employed Members would not have had management oversight responsibility of the investment, through board representation or otherwise;

          (ii) investments where the ownership stake acquired is less than 50.0% on a fully diluted basis; or

          (iii) the existing Alta investments in the entities identified on Schedule D hereto and any follow-on or subsequent investments in such entities;

          (iv) the existing investments of GS Investors or their Affiliates in the entities identified of Schedule D hereto and any follow-on or subsequent investments in such entities;

          (v) in the case of (iii) and (iv), the respective investments by Alta and the GS Investors in entities and any follow-on or subsequent investments in such entities where, at the time of such investment, such entity is not seeking new or replacement management and such investment does not cause the Company to violate the Multiple Ownership Rules; or

          (vi) in the case of PNE, the outdoor assets in its New York market or any investment acquired by PNE as consideration for the transfer of such outdoor assets.

          In the event the Company elects not to participate in an investment opportunity made available by a Member, or does not give written notice that it elects to so participate within 30 days after receiving notice from a Member of any such opportunity, the Member may proceed with its proposed equity or debt investment and any follow-on or subsequent investment in such entity. Notwithstanding the foregoing, in the event a Member's interest in an investment becomes a Conflicting Attributable Interest, any Affected Member shall at that time be subject to the restrictions in Section 8.6(a) and Section 9.3 until such time as such investment is no longer a Conflicting Attributable Interest. Notwithstanding the foregoing, this Section 9.4(a) shall cease to apply to each Investor Member, upon the earlier of (i) the termination of the Commitment Period either in accordance with the early termination provisions of Section 3.1(d)(iii) or in accordance with the terms of this Agreement or (ii) such Investor Member owning less than 10% of the Membership Interests and not having a member on the Board.

     (b) In addition to the limitations set forth in the foregoing Section
                                                                   -------
9.4(a), during the term of this Agreement (and for a period of two years
------
following any termination of such Management Member or Additional Employed Member pursuant to Section 16.5), no Management Member or Additional Employed
                   ------------
Member shall, directly or indirectly, engage, participate, make any financial investment in, or become employed by or render advisory or other services to or for any Person or other business enterprise (other than any of the Investments of the Company or its Affiliates, or any existing investments on the Original Effective Date of such Management Member or any existing investments on the Effective Date of such Additional Employed Member, in each case, disclosed to the Board and listed on Schedule D) in the Lines of Business of any Investment
                        ----------
of the Company (any of the foregoing activities being referred to herein as "Competitive Activities"), and each Management Member and Additional Employed
 ----------------------
Member agrees to not provide management services to any Person engaged in Competitive Activities, provided, however, that Matthew L. Leibowitz may render legal services to his clients in the ordinary course of his law practice, subject to all applicable rules of professional conduct. The foregoing covenant regarding Competitive Activities shall not be construed to preclude any Management Member or Additional employed Member from making any investments (that are non-attributable interests under the rules, regulations or policies of the FCC) in the securities of any company, whether or not engaged in Competitive Activities with the Company or its Affiliates, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or any foreign securities exchange and such investment does not exceed 1.0% of the issued and outstanding shares of such company or give the Management Member or the Additional Employed Member the right or power to control or participate directly in making the policy decisions of such company. The Management Members and Additional Employed Members acknowledge that the Company and the other Members may pursue and enforce all rights and remedies the Company may have against any Member with respect to the obligations under this Section 9.4(b).
                       --------------

     Section 9.5 Multiple Ownership Rules. If any Member (other than an Affected
                 ------------------------
Member) becomes aware that a Person holding an Attributable Interest in the Company through that Member also holds Attributable Interests that, when held in conjunction with the Company's Media Interests, violate the Multiple Ownership Rules, then such Member will expeditiously take such action as is necessary to remedy such violation of the FCC's Ownership Rules with respect to the Company.

                                   ARTICLE 10
                         EXCULPATION AND INDEMNIFICATION
                         -------------------------------

     Section 10.1 Exculpation. No Board Member, nor any Member, nor any
                  -----------
Affiliate of any Board Member or any Member, nor any officer, director, member, stockholder, employee or agent of any Board Member or any Member or any of their respective Affiliates (collectively, the Indemnified Parties" and each, an
                                         -------------------
"Indemnified Party"), shall be liable, responsible, or accountable in damages or
 -----------------
otherwise to the Company or to any Member by reason of, arising from, or relating to the operations, business, or affairs of the Company, or any act or failure to act on behalf of the Company by such Indemnified Party except to the extent that any of the foregoing is determined, by a final, nonappealable order of a court of competent jurisdiction, to have been primarily caused by the gross negligence, willful misconduct, or criminal activity of a person claiming exculpation.

     Section 10.2 Indemnity. To the fullest extent permitted by law, the Company
                  ---------
shall indemnify each Indemnified Party against any claim, loss, damage, liability, or expense, including reasonable attorney's fees, court costs, and costs of investigation, suffered or incurred by any such Indemnified Party by reason of, arising from, or relating to the operations, business, or affairs of or any act or failure to act on behalf of the Company, any Board Member or any

Member, or any of their respective Affiliates, except to the extent that any of the foregoing is determined by final, nonappealable order of a court of competent jurisdiction to have been primarily caused by the gross negligence, bad faith or willful misconduct or criminal activity of such Indemnified Party. IT IS THE EXPRESS INTENT OF THE COMPANY THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIM, LOSS, DAMAGE, LIABILITY, OR EXPENSE THAT HAS RESULTED FROM OR IS ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT, CONCURRENT ORDINARY NEGLIGENCE OF SUCH INDEMNIFIED PARTY. Unless a determination has been made (by final, nonappealable order of a court of competent jurisdiction) that indemnification is not required, the Company shall, upon the request of any Indemnified Party, advance or promptly reimburse such Indemnified Party's reasonable costs of investigation, litigation, or appeal, including reasonable attorneys' fees; provided, however, that the affected Indemnified Party shall, as a condition of such Indemnified Party's right to receive such advances and reimbursements, undertake in writing to repay promptly the Company for all such advancements or reimbursements if a court of competent jurisdiction determines that such Indemnified Party is not then entitled to indemnification under this Section 10.2.
                           ------------

                                   ARTICLE 11
                      FINANCIAL ACCOUNTING AND TAX MATTERS
                      ------------------------------------

     Section 11.1 Books and Records. The Company shall keep or cause to be kept
                  -----------------
complete and appropriate records and books of account in which shall be entered all such transactions and other matters relative to the Company's business as are usually entered into records and books of account maintained by persons engaged in businesses of like character or which are required by the Act. The Company shall maintain such books and records in accordance with the basis utilized in preparing the Company's United States federal income tax returns, which returns, if allowed by applicable law, may in the discretion of the Board be prepared on either a cash basis or accrual basis. The books and records shall be maintained at the principal place of business of the Company, and all such books and records shall be available for inspection and copying at the request, and at the expense, of any Member during the ordinary business hours of the Company.

     Section 11.2 Tax Information. As soon as practicable, but no later than 90
                  ---------------
days after the end of each Company Fiscal Year (subject to clause (ii) of
Section 11.7(a)), the Company shall cause to be prepared and mailed to each
---------------
Member all necessary tax reporting information.

     Section 11.3 Tax Matters Member. Pursuant to Section 6231(a)(7)(A) of the
                  ------------------
Code, Thomas Weisel Capital Partners, L.P., shall be the tax matters Member of the Company (the "Tax Matters Member"). Except as otherwise provided herein, all
                  ------------------
elections relating to tax matters shall be made by the Tax Matters Member, with the consent of the GS Investors, which consent shall not be unreasonably withheld. To the maximum extent permitted by applicable law and without limiting
Article 10, the Company shall indemnify and reimburse the Tax Matters Member for
----------
all expenses (including reasonable legal and accounting fees) and any other liabilities of whatever nature incurred as a Tax Matters Member pursuant to this
Article 11 in connection with any administrative or judicial proceeding with
----------
respect to the tax liability of the Members, so long as the Board has determined in good faith that the Tax Matters Member's course of conduct was in, or not opposed to, the best interest of the Company. The taking of any action and the incurring of any expense by the Tax Matters Member in connection with any such proceeding, except to the extent provided herein or required by law, is a matter in the sole discretion of the Tax Matters Member.

     Section 11.4 Audit. If the Board determines that it is appropriate, the
                  -----
books of account and records of the Company shall be examined by and reported upon as of the end of each Company fiscal year by a firm of independent public accountants of nationally recognized standing selected by the Board. The cost and expenses of any such audit shall be a Company Cost and Expense.

     Section 11.5 Banking.
                  -------

     (a) Demand Deposits. All funds of every kind and nature received by the
         ---------------
Company, including Capital Contributions, loan proceeds and operating receipts, shall be deposited in such bank accounts opened in the name of the Company as shall be determined by the Board. Signatories shall be as designated from time to time by the Board.

     (b) Investments in Cash and Cash Equivalents. The Company may make such
         ----------------------------------------
investments of the Company's working capital in cash and cash equivalents as the Board deems appropriate in the ordinary course of business; provided, that such investments in cash and cash equivalents shall not preclude the timely distribution of Distributable Property as set forth in Article 4, and provided,
                                                       ---------
further, that any such investments in cash and cash equivalents shall not preclude the timely payment of Company obligations when and as due.

     Section 11.6 Accounting Decisions. All decisions as to accounting matters,
                  --------------------
except as specifically provided to the contrary herein, shall be made by the Board; provided that such decisions must be acceptable to the Company's independent certified accountants.

     Section 11.7 Financial Reports.
                  -----------------

     (a) Annual Reports. As soon as practicable after the close of each Fiscal
         --------------
Year of the Company, but in no event later than 90 days after the close of any Fiscal Year, the Company shall deliver (i) to each Member an annual financial report of the Company for that Fiscal Year, including a balance sheet, a profit and loss statement and a statement showing distributions and allocations to the Members, and such other information as the Board deems necessary or advisable to deliver, accompanied by a report of the Company's independent certified public accountants (if determined to be appropriate pursuant to Section 11.4 hereof),
                                                         ------------
and (ii) to each Member all information and documents as may be necessary, in the opinion of the Board, for the preparation by each Member of such Member's federal and state income or other tax returns, including the tax information referred to in Section 11.2; provided, however, that for purposes of this clause
               ------------
(ii), the Board may elect to extend the period within which to file any federal and state income or other tax returns for a period not to exceed five calendar months and any such information or documents set forth in this clause (ii) shall be delivered by the Company to the Members prior to the end of such extended period so as to permit timely preparation by the Member of such returns. The Company's accountants shall be a firm of independent certified public accountants selected by the Board. The annual statements shall also be provided to any

Person who was a Member at any time during the year covered by the annual statements. Within 45 days after the end of each quarterly accounting period in each Fiscal Year, the Company shall deliver to each Member a quarterly financial report of the Company for that quarter, including a balance sheet, a profit and loss statement and a statement showing distributions and allocations to the Members, and such other information as the Board deems necessary or advisable to deliver. All annual financial statements shall be prepared in accordance with generally accepted accounting principles in the United States, consistently applied.

     (b) Transfers. In the case of a Transfer by a Member of a Membership
         ---------
Interest by sale or exchange, the death of a Member or the distribution of Company Assets, the Board shall, upon request of the transferee Member, make an election under Section 754 of the Code to adjust the basis of the Company Assets with respect to a transferee who acquires a Membership Interest from an exiting Member. The Capital Accounts of the Members shall be adjusted in accordance with
Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations. Because of the significant accounting difficulties and extra expense to the Company which may be involved if this election is made, the transferee Member will be required to pay all administrative and accounting expenses incurred in connection with the election.

                                   ARTICLE 12
                        TRANSFERS OF MEMBERSHIP INTERESTS
                        ---------------------------------

     Section 12.1 Compliance with Securities Laws; Assignments. Each Member
                  --------------------------------------------
represents that it has acquired its Membership Interest for its own account and not with a view to distribution thereof within the meaning of the Securities Act. MEMBERSHIP INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTION, AND MAY NOT BE OFFERED OR SOLD UNLESS SUCH MEMBERSHIP INTERESTS HAVE BEEN SO REGISTERED OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. No Member shall voluntarily or involuntarily make or suffer any Transfer of any Membership Interest (other than a Transfer effected in strict compliance with this Article 12) without the prior
                                                   ----------
unanimous written consent of the Board. Any purported Transfer in violation of this Article 12 shall be void ab initio and of no force or effect whatsoever.

     Section 12.2 Transfer by Members.
                  -------------------

     (a) Subject to Sections 12.2(d), 12.3 and 12.4, a Member's Membership
                    ----------------  ----     ----
Interest may be Transferred to any Affiliate of such Member.

     (b) Subject to Sections 12.2(d), 12.3 and 12.4, any individual holder of a
                    ----------------  ----     ----
Membership Interest, including any individual who acquired a Membership Interest from a Member pursuant to Section 12.2(a), may Transfer any or all of his
                          ---------------
Membership Interest (x) during his lifetime to a trust (of which he or a responsible financial institution is the sole or managing trustee) for the primary benefit of his spouse and/or lineal descendants or a charity, and (y) upon his death, to such a trust or to his estate.

     (c) Any holder of Class B Interests may Transfer any part of such Class B Interests to any other holder of Class B Interests. Any holder of Class A Interests may Transfer any part of such Class A Interests to any other holder of Class A Interests. Any holder of Class C Interests may Transfer any part of such Class C Interests to any other holder of Class C Interests.

     (d) As a condition precedent to the effectiveness of any Transfer pursuant to Sections 12.2(a) or 12.2(b), each transferee shall enter into appropriate
   ----------------    -------
arrangements, satisfactory to the Board in form and substance, to ensure that no such transferee shall be a Member in the Company (it being agreed that, unless admitted to the Company pursuant to Section 12.5, each such transferee shall
                                    ------------
have only the status and the rights of an assignee).

     (e) The Members acknowledge and agree that any transferee of Class B Interests shall remain subject to the forfeiture provisions under Section 4.5
                                                                  -----------
for the actions of Management Members and the Additional Employed Members.

     Section 12.3 Other Restrictions on Transfer Notwithstanding the provisions
                  ------------------------------
of Sections 12.1, 12.2, 12.5, 12.6 and 12.7 no person shall make or suffer any
   -------------  ----  ----  ----     ----
Transfer of its, his or her Membership Interest if such Transfer would (i) affect the classification of the Company for income tax purposes or have other adverse tax consequences to the Company or any Members, (ii) cause the Company or any Member to become subject to regulation under either the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, (iii) violate the registration provisions of the Securities Act or the registration or qualification provisions of any applicable securities law or
(iv) violate or cause the Company or any Portfolio Company to violate the Communications Act or the rules and regulations of the FCC.

     Section 12.4 Effect of Assignment. No transferee (other than any transferee
                  --------------------
that is a Management Member) shall become a Management Member for any purposes hereunder.

     Section 12.5 Right of First Offer. Subject only to Section 12.3, at any
                  --------------------
time following the third anniversary of the Effective Date, an Investor Member may, subject to its obligations under Section 12.6, Transfer its Membership Interest in accordance with this Section 12.5 as follows:

     (a) The Investor Member proposing to Transfer Membership Interests (for purposes of this section the "Section 12.5 Offeror") shall first deliver to the
                              --------------------
Company a written notice (a "Section 12.5 Offer Notice"), which shall (i) state
                             -------------------------
the Section 12.5 Offeror's intention to Transfer Membership Interests to one or more Persons, the Membership Interests to be Transferred, the purchase price of such Transfer therefor and a summary of the other material terms of the proposed Transfer and (ii) offer, in accordance with this Section 12.5, to the Company and then to the other Class A Members the option to acquire all or a portion of such Membership Interests upon the terms and subject to the conditions of the proposed Transfer as set forth in the Section 12.5 Offer Notice (the "Section
                                                                      -------
12.5 Offer"), provided that such Section 12.5 Offer may provide that it must be
----------
accepted by the Company and the other Class A Members (in the aggregate) on an all or nothing basis (an "All or Nothing Transfer"). The Section 12.5 Offer
                          -----------------------
shall remain open and irrevocable for the periods set forth below (and, to the extent the Section 12.5 Offer is accepted during such periods, until the consummation of the sale contemplated by the Section 12.5 Offer). The Company shall have the right and option, for a period of ten Business Days after delivery of the Section 12.5 Offer Notice (the "Section 12.5(a) Acceptance
                                                --------------------------
Period"),
------
to accept all or any part of the offered Membership Interest at the purchase price and on the terms stated in the Section 12.5 Offer Notice. Such acceptance shall be made by delivering a written notice of such acceptance to the Section
12.5 Offeror and each of the other Class A Members within the Section 12.5(a) Acceptance Period.

     (b) If the Company shall fail to accept all of the Membership Interest offered for sale pursuant to, or shall reject in writing, the Section 12.5 Offer (the Company being required to notify in writing the Section 12.5 Offeror and each of the other Class A Members of its rejection or failure to accept in the event of the same) then, upon the earlier of the expiration of the Section 12.5(a) Acceptance Period or the receipt of such written notice of rejection or failure to accept such offer by the Company, each other Class A Member shall have the right and option, for a period of ten Business Days thereafter (the "Section 12.5(b) Acceptance Period"), to accept all or any part of the
 ---------------------------------
Membership Interest so offered and not accepted by the Company (the "Refused
                                                                     -------
Membership Interest") at the purchase price and on the terms stated in the
-------------------
Section 12.5 Offer Notice ; provided, however, that, if the Section 12.5 Offer
                            --------  -------
contemplated an All or Nothing Transfer, the Company and the other Class A Members, in the aggregate, may accept, during the Section 12.5(a) Acceptance Period, all, but not less than all, of the Refused Membership Interest, at the purchase price and on the terms stated in the Section 12.5 Offer Notice. Such acceptance shall be made by delivering a written notice to the Company and the
Section 12.5 Offeror within the Section 12.5(b) Acceptance Period specifying the Membership Interest such other Class A Member will purchase (the "First Offer
                                                                  -----------
Membership Interest"). If, upon the expiration of the Section 12.5(b) Acceptance
-------------------
Period, the aggregate amount of First Offer Membership Interest exceeds the amount of Refused Membership Interest, the Refused Membership Interest shall be allocated among the other Class A Members as follows: (i) First, each Class A Member shall be entitled to purchase no more than its Proportionate Percentage (as defined below) of Refused Membership Interest; (ii) Second, if any shares of Refused Membership Interest have not been allocated for purchase pursuant to (i) above (the "Remaining Membership Interest"), each Class A Member (an
            -----------------------------
"Oversubscribed Class A Member") which had offered to purchase Membership
 -----------------------------
Interests in excess of the amount of Membership Interest allocated for purchase to it in accordance with previous allocations, shall be entitled to purchase an amount of Remaining Membership Interest equal to no more than its Proportionate Percentage (treating only Oversubscribed Class A Members as Class A Members for these purposes) of the Remaining Membership Interest; and (iii) Third, the process set forth in (ii) above shall be repeated with respect to any Refused Membership Interest not allocated for purchase until all Refused Membership Interest are allocated for purchase.

     (c) If effective acceptance shall not be received pursuant to Sections 12.5(a) and 12.5(b) above with respect to all of the Membership Interests offered for sale pursuant to the Section 12.5 Offer Notice, then the Section
12.5 Offeror may Transfer all or any portion (or, in the case of an All or Nothing Transfer, all but not less than all) of the Membership Interest so offered for sale and not so accepted, at a price not less than 95% of the price, and on terms not materially more favorable to the purchaser thereof than the terms, stated in the Section 12.5 Offer Notice at any time within 180 days after the expiration of the Section 12.5(b) Acceptance Period (the "Transfer Period").
                                                              ---------------
To the extent the Section 12.5 Offeror Sells all of the Membership Interest so offered for Transfer during the Transfer Period, the Section 12.5 Offeror shall promptly notify the Company, and the Company shall promptly notify the other Class A Members, as to (i) the Membership Interests, if any, that the Section
12.5 Offeror then owns, (ii)
the Membership Interests that the Section 12.5 Offeror has Transferred, (iii) the terms of such Transfer and (iv) the name of the owner(s) of any Membership Interests Transferred. In the event that all of the Membership Interests is not Transferred by the Section 12.5 Offeror during the Transfer Period, the right of the Section 12.5 Offeror to Sell such Membership Interest shall expire and the obligations of this Section 12.5 shall be reinstated; provided, however, that,
                                                      --------  -------
in the event that the Section 12.5 Offeror determines, at any time during the Transfer Period, that the Transfer of all of the Membership Interest on the terms set forth in the Section 12.5 Offer Notice is impractical, the Section
12.5 Offeror may terminate the offer and reinstate the procedure provided in this Section 12.5 without waiting for the expiration of the Transfer Period.

     (d) All Transfers of Membership Interest to the Company and/or the other Class A Members that are subject to a Section 12.5 Offer Notice shall be consummated contemporaneously at the offices of the Company on a mutually satisfactory Business Day within 30 days after the expiration of the Section 12.5(b) Acceptance Period or, if later, the fifth Business Day following the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") applicable to
                                                     -------
such Transfers.

     (e) Anything contained herein to the contrary notwithstanding, the Section
12.5 Offeror shall, in addition to complying with the provisions of this Section
12.5 in the event of a proposed sale of Membership Interest, comply with the provisions of Section 12.6 hereof.

     (f) For purposes of this Section, "Proportionate Percentage" shall mean, as
                                        ------------------------
to each Class A Member, the quotient obtained by dividing, in accordance with
Section 1.2 hereof, (i) the Membership Interests owned, as of the first day of the Section 12.5(b) Acceptance Period (as defined in Section 12.5(b) above) by such Class A Member by (ii) the aggregate Membership Interests owned by all Class A Members who exercise their option to purchase Refused Membership Interest (as defined in Section 12.5(b) above).

     Section 12.6 Tag Along Rights. Subject to Section 12.3, and except for any
                  ----------------
transfer of Membership Interests under Section 12.2, each Investor Member shall not, alone or in concert with others in one or a series of transactions, Transfer any Membership Interests to any Person other than to the Company or to any existing Member, except in accordance with the following procedures:

     (a) Any Investor Member or Investor Members proposing to Transfer any Membership Interests (for purposes of this Section, the "Section 12.6
                                                         ------------
Transferor") shall first deliver to each other Investor Member a written notice
----------
(the "Section 12.6 Notice"), which shall specifically identify the identity of
      -------------------
the proposed transferee (the "Section 12.6 Transferee"), the Profit Percentage
                              -----------------------
of such Membership Interest (the "Transferor Percentage Membership Interest")
                                  -----------------------------------------
proposed to be Transferred, the purchase price therefor, and a summary of the other material terms and conditions of the proposed Transfer, and shall contain an offer (the "Section 12.6 Offer") by the Section 12.6 Transferee to each other
               ------------------
Investor Member, which shall be irrevocable for a period of five Business Days after the later of delivery thereof and the expiration of the Section 12.5(b) Acceptance Period, to the extent applicable (the "Section 12.6 Acceptance
                                                  -----------------------
Period") (and, to the extent the Section 12.6 Offer is accepted during such five
------
Business Days period, until the closing of the Transfer contemplated by the
Section 12.6 Offer),
to purchase the Section 12.6 Membership Interest at the price set out in the
Section 12.6 Notice, and upon the other terms offered by the Section 12.6 Transferee to the Section 12.6 Transferor as set forth in the Section 12.6 Notice. The Transferor Percentage Membership Interests proposed to be sold by the Section 12.6 Transferor shall be reduced if and to the extent necessary to provide for such sale of Membership Interests by any other Investor Member electing to exercise their right to Transfer Membership Interests under this
Section 12.6. A copy of the Section 12.6 Notice shall promptly be sent to the Company. Notice of another Investor Member's intention to accept a Section 12.6 Offer, in whole or in part, shall be evidenced by a writing signed by such other Investor Member and delivered to the Section 12.6 Transferor, the Section 12.6 Transferee and the Company prior to the end of the Section 12.6 Acceptance Period, setting forth Membership Interest that such other Investor Member elects to sell. If effective acceptance by any other Investor Member has been received pursuant to this paragraph (a), then the Section 12.6 Transferor shall not consummate such Transfer of Membership Interest without participation of such other Investor Members.

          (ii) For purposes of this Section 12.6, the following terms shall have the meanings set forth below:

          "Section 12.6 Membership Interests" shall mean, with respect to each
           ---------------------------------
Investor Member other than the Section 12.6 Transferor, the proportion of their Membership Interest equal to the quotient obtained by dividing (i) the Transferor Percentage Membership Interest by (ii) the Profit Percentage of the Membership Interests owned by the Section 12.6 Transferor.

          "Section 12.6 Membership Interest Purchase Price" shall mean with
           -----------------------------------------------
respect to each one percent of Profit Percentage, or portion thereof, of an Investor Member's Membership Interest, the quotient obtained by dividing (i) the aggregate purchase price to be paid by the Section 12.6 Transferor in respect of the Transferor Percentage Membership Interest by (ii) the Profit Percentage represented by the Transferor Percentage Membership Interest. Notwithstanding the foregoing, if the Section 12.6 Membership Interest Purchase Price is being calculated for a Membership Interest for which distributions under Section 4.1(a) would be calculated differently than for the Membership Interest proposed to be Transferred by the Section 12.6 Transferor, then the Section 12.6 Membership Interest Purchase Price shall be adjusted as appropriate to take into account such different distribution entitlement.

     (b) All Transfers of Membership Interest to the Section 12.6 Transferee shall be consummated contemporaneously at the offices of the Company on a mutually satisfactory Business Day as soon as practicable, but in no event more than 30 days after the expiration of the Section 12.6 Acceptance Period, or, if later, the fifth Business Day following the expiration or termination of all waiting periods under the HSR Act applicable to such Transfers.

     Section 12.7 Admission of Members. Subject to Section 12.3, upon any
                  --------------------             ------------
Transfer permitted under this Agreement, each transferee shall automatically be admitted as a new Member without any further action and such admission shall not require the consent of the Board. Upon such Transfer, the Investor Member shall be released from any liabilities under this Agreement or relating to the Membership Interest so Transferred (other than any liability for any breach of this Agreement by such Investor Member prior to such Transfer). The Members hereto agree to amend and restate this Agreement to reflect any changes in the identity of the Members resulting from such Transfer (for example, amendments to the Profit Percentages, appointment of Board Seats and other similar rights).

                                   ARTICLE 13
                           DISSOLUTION AND WINDING UP
                           --------------------------

     Section 13.1 Dissolution. The Company shall dissolve upon the first to
                  -----------
occur of any of the following events (and upon any such dissolution, the Board shall file the notice of dissolution required by the Act):

     (a) eight years after the Original Effective Date;

     (b) the election of the Board to dissolve the Company at any time with the consent of Members then representing a Majority in Interest of All Members;

     (c) the election of the Board to dissolve the Company at any time with the consent of the Class A Members then representing a Majority in Interest of the Class A Members at such time as (i) either of the Key Management Members shall cease to devote substantially all of his business time to originating and managing Investments for the Company or (ii) the Engagement of either of the Key Management Members shall terminate pursuant to Section 16.5;
                                               ------------

     (d) if all or substantially all Company Assets shall have been sold or disposed of or shall consist of cash or marketable securities; or

     (e) upon the consummation of a Qualified IPO, other than a Qualified IPO consummated by a successor of the Company.

     Section 13.2 Accounting on Dissolution. Following the dissolution of the
                  -------------------------
Company (without reconstitution) pursuant to Section 13.1, and subject to
                                             ------------
Section 3.1(b)(v), the books of the Company shall be closed, and a proper accounting of Company Assets, the Company's liabilities and its operations shall be made by the Board, all as of the most recent practicable date. Subject to any rights of a Member or a creditor to apply to a court of competent jurisdiction in respect of the dissolution of the Company under the Act, the Board shall serve as the liquidator of the Company unless it fails or refuses to serve or unless the Company has been dissolved (without reconstitution) as a result of any event specified in any of clauses (e) through (h) of Section 13.1. If the
                                                         ------------
Board does not serve as the liquidator, one or more other persons may, to the extent permitted by law, be elected to serve by consent or vote of Class A Members then representing a Majority in Interest of the Class A Members. The liquidator shall have all rights and powers that the Act confers on any person serving in such a capacity. The expenses incurred by the liquidator in connection with the dissolution, liquidation, and termination of the Company shall be a Company Cost and Expense.

     Section 13.3 Termination. As expeditiously as practicable, but in no event
                  -----------
later than one year (except as may be necessary to realize upon any material amount of property that may be illiquid), after the dissolution of the Company (without reconstitution) pursuant to Section 13.1, the liquidator shall cause
                                     ------------
the Company (i) to pay and discharge the liabilities of the Company (other than those to the Members) and to establish a reserve fund (which may be in the form of cash or other property, as the liquidator shall determine) for any and all other liabilities, including contingent liabilities, of the Company in a reasonable amount determined by the liquidator to be appropriate for such purposes or otherwise to make adequate provision for such other liabilities, (ii) to pay any debts or liabilities to the Members and (iii) to distribute proceeds to the Members in accordance with Section 4.1. The liquidator may sell Company Assets for cash or other consideration and shall cause all remaining cash or other property, if any, of the Company (after payment of the sums required to be paid pursuant to clauses (i) and (ii) above) to be distributed to the Members in accordance with clause (iii) above. At the time final distributions are made in accordance with clause (iii) above, all required filings shall be made in accordance with law, and the legal existence of the Company shall terminate; provided, however, that if at any time thereafter any reserved cash or property is released because in the judgment of the liquidator the need for such reserve has ended, then such cash or property shall be distributed in accordance with clause (iii) above.

     Section 13.4 No Negative Capital Account Obligation. Notwithstanding any
                  --------------------------------------
other provision of this Agreement, in no event shall any Member who has a negative Capital Account upon final distribution of all cash and other property of the Company be required to restore such negative account to zero.

     Section 13.5 No Other Cause of Dissolution. The Company shall not be
                  -----------------------------
dissolved, or its legal existence terminated, for any reason whatsoever except as expressly provided in this Article 13.
                              ----------

     Section 13.6 No Obligation to Make Further Contributions. The Members shall
                  -------------------------------------------
look solely to the Company Assets for the return of their Capital Contributions, and if the funds remaining after the payment or discharge of the debts and liabilities of the Company pursuant to this Article 13 are insufficient to
                                            ----------
return such Capital Contributions, no Member shall have any recourse against any other Member for that purpose.

                                   ARTICLE 14
                 OPTION OF CLASS A MEMBERS TO PURCHASE INTERESTS
                 -----------------------------------------------

     Section 14.1 Option. If a Management Member's or Additional Employed
                  ------
Member's relationship with the Company or any Portfolio Company is terminated (including termination of the Engagement or termination of any employment agreement with a Portfolio Company for any reason) (such terminated Management Member or Additional Employed Member being hereinafter referred to as the "Terminated Management/Employed Member"), then the Class A Members (other than
 -------------------------------------
the Management Members and the Additional Employed Members) or any Affected Member, other than Alta (unless the exercise of such Purchase Option by Alta would cause the Company to violate the foreign ownership limitations of Section 310(b) of the Communications Act, provided that the limitation of such Purchase Option shall be limited only to the extent necessary to prevent such violation) and/or their designee(s) (the "Purchasing Members") shall have the option (the
                               ------------------
"Purchase Option") to purchase and, if the option is exercised, such Terminated
 ---------------
Management/Employed Member (or his executor or the administrator of his estate or the Person or Persons who acquired part or all of such Member's Purchasable Interests (as defined below) by bequest or inheritance in the event of the death of the holder, or the holder's legal representative in the event of the holder's incapacity and collectively with such Member and any direct or indirect transferee of such Member) (hereinafter, the

"Grantor") shall sell to the Purchasing Members all or any portion (at the
 -------
Purchasing Members' option) of such Member's Class B Interests then held by the Grantor (other than any interest simultaneously forfeited as a result of such termination)("Purchasable Interests").
              ---------------------

     Section 14.2 Notice of Option Exercise. The applicable Purchasing Members
                  -------------------------
shall give notice (the "Repurchase Notice") in writing to the Grantor of the
                        -----------------
exercise of the Purchase Option (a) in the case of a termination of the Engagement (other than resulting from the death of the Grantor), within thirty days after the date of such termination of the Engagement, (b) in the case of a termination of the Engagement upon the death of the Grantor, within six months after the date of such death and (c) in all other cases, within 90 days after the date of the event that results in the Purchase Option becoming exercisable pursuant to Section 14.1. Such notice shall state the portion of the Purchasable
            ------------
Interests to be purchased and the determination of the Fair Interest Value (as defined in Section 14.4 hereof) of such Purchasable Interests. If no Repurchase
           ------------
Notice is given within the time limit specified above, the Purchasing Members shall be deemed to have elected not to exercise the Purchase Option and the Purchase Option shall terminate.

     Section 14.3 Exercise of Option. The purchase price to be paid for the
                  ------------------
Purchasable Interests purchased pursuant to the Purchase Option shall be the Fair Interest Value of such Purchasable Interests as of the date of the Repurchase Notice, as adjusted pursuant to Section 14.5, if applicable. The
                                           ------------
purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the applicable Purchasing Members instruments evidencing the transfer of the Purchasable Interests, against payment of the purchase price by check of the applicable Purchasing Members. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Interest by the scheduled closing date, at the option of the purchaser(s), the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Interest is then pledged or encumbered.

     Section 14.4 Fair Interest Value. For purposes of Article 9.3 and this
                  -------------------                  -----------
Article 14, "Fair Interest Value" shall mean, with respect to the Purchasable
----------   -------------------
Interests or any portion thereof, the value of such interests, as reasonably determined by the Purchasing Members, based on the assumptions (a) that the value of the Purchasable Interests is not reduced because the interest is a minority interest or is illiquid and (b) that (i) the value of shares of stock held by the Company is the average of the high and low prices of such stock as reported on the principal national securities exchange on which the shares of stock are then listed for the twenty trading days prior to the date specified (or such shorter period as such shares have been listed), or (ii) if such stock is not listed on a national securities exchange, the average of last reported bid prices in the over-the-counter market for the twenty trading days prior to the date specified (or such shorter period as such bid prices have been reported in such over-the-counter market), or (iii) if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the valuation. In the event the Grantor fails to object within thirty days following the date that such determination is communicated in writing to the

Grantor, such determination shall be final and binding on the parties. In the event the Grantor objects in writing to the Purchasing Members' determination of Fair Interest Value within thirty days following the date that such determination is communicated in writing to the Grantor, such Fair Interest Value shall be determined by a valuation by a qualified appraiser of media broadcast or similar assets (a "Qualified Appraiser") chosen by the Purchasing
                                -------------------
Members and the Grantor. In the event the Purchasing Members and the Grantor cannot agree on a Qualified Appraiser to perform the valuation described above within five days following the expiration of the thirty day period described above, the Purchasing Members and the Grantor shall each select a Qualified Appraiser and the Qualified Appraisers so selected shall select an additional Qualified Appraiser, which additional Qualified Appraiser shall determine the Fair Interest Value. The Qualified Appraiser selected shall not have a direct or indirect interest in the Company or any Member and may not otherwise be affiliated with, or have provided services within the preceding two years to, any such party. The fees and expenses incurred in connection with the determination of Fair Interest Value shall be borne 50% by the Purchasing Members and 50% by the Grantor. Any determination of the Qualified Appraiser selected in accordance herewith shall be final and binding on the parties.

     Section 14.5 Adjustment to Fair Interest Value.
                  ---------------------------------

     (a) If any Purchasing Member has exercised its Purchase Option in respect of any Purchasable Interests pursuant to Section 14.1, but only where the termination of the Management Member or the Additional Employed Member was without Cause (such Purchasable Interests being hereinafter referred to as the "Look Back Interests", it being agreed that if the Purchase Option is exercised pursuant to Section 14.1 where the termination of the Management Member or Additional Employed Member is for Cause, the Purchasable Interest of such Grantor shall not be a Look Back Interest) and a Liquidity Event (as hereinafter defined) occurs within six months after the closing of such Purchase Option, then the Purchasing Members shall make another determination of the Fair Interest Value of such Look Back Interests in the manner and based upon the assumptions set forth in the first sentence of Section 14.4; provided that such
                                               ------------
new determination shall take into account the occurrence of the Liquidity Event as if such Liquidity Event had occurred as of the date of the Repurchase Notice (the "Recalculated Fair Interest Value"). The Purchasing Members shall notify
      --------------------------------
the Grantor within thirty days following the occurrence of the Liquidity Event of its determination of the Recalculated Fair Interest Value. In the event the Grantor fails to object within thirty days following the date that such determination is communicated in writing to the Grantor, such determination shall be final and binding on the parties. In the event the Grantor objects in writing to the Purchasing Members' determination of the Recalculated Fair Interest Value within thirty days following the date that such determination is communicated in writing to the Grantor, such Recalculated Fair Interest Value shall be determined by a valuation by the same Qualified Appraiser chosen by the Purchasing Members and the Grantor for the purposes of determining the Fair Interest Value pursuant to Section 14.4, or, if no such Qualified Appraiser was
                           ------------
chosen, by a Qualified Appraiser chosen by the Grantor and the Board in the manner provided in Section 14.4.
                   ------------

     (b) If the Recalculated Fair Interest Value of the Look Back Interests is greater than the Fair Interest Value of the Look Back Interests, then the applicable Purchasing Members shall deliver to the Grantor, within ten days after the final determination of the Recalculated Fair

Interest Value, a check in an amount equal to the amount by which (A) the Recalculated Fair Interest Value exceeds (B) the sum of the Fair Interest Value plus the Time Increment. The "Time Increment" shall mean (I) the Fair Interest
----                          --------------
Value, multiplied by (II) 8%, multiplied by (III)(A) the number of days elapsed
       -------------          -------------
between the closing referenced in Section 12.3 and the date of the Liquidity
                                  ------------
Event, divided by (B) 365. If the Recalculated Fair Interest Value of the Look
       ----------
Back Interests is less than the Fair Interest Value of the Look Back Interests, then there shall be no payment to or by the Grantor with respect to such Look Back Interests under this Section 14.5(b).

     (c) As used in this Section 14.5, the term "Liquidity Event" shall mean (i)
                         ------------            ---------------
the conversion, directly or indirectly, in one transaction or a series of related transactions, of at least 25% of the Company Assets into cash, notes, or securities of another entity, (ii) the conversion, directly or indirectly, in one transaction or a series of related transactions, of Class A Interests whose Profit Percentages exceed 25% into cash, notes, or securities of another entity, or (iii) the Initial Public Offering of Membership Interests of the Company or any of its direct or indirect subsidiaries, or (iv) the agreement to do any of the foregoing.

                                   ARTICLE 15
                                POWER OF ATTORNEY
                                -----------------

     Section 15.1 Grant. Each Member has irrevocably constituted, appointed and
                  -----
empowered the Board and its designees with full power of substitution, as the true and lawful attorney-in-fact of such Member, with full power and authority in such Member's name, place and stead and for such Member's use or benefit, to make, execute, sign, acknowledge, certify, publish, consent to, record or file with respect to the Company:

     (a) Amendments. All instruments or documents that the Board deems
         ----------
appropriate or necessary to reflect any amendment, change or modification to this Agreement which has been approved by the requisite parties pursuant to the terms of this Agreement;

     (b) Dissolution, Amendment or Termination. All conveyances and other
         -------------------------------------
instruments or documents that the Board deems appropriate or necessary to effectuate or reflect the dissolution, termination and liquidation of the Company pursuant to the terms of this Agreement;

     (c) Encumbrances. Any and all financing statements, continuation
         ------------
statements, or other documents necessary to grant or perfect for creditors of the Company a security interest, mortgage, pledge or lien on all or any of the Company Assets pursuant to the terms of this Agreement;

     (d) Continuation of Business. All instruments or documents required to
         ------------------------
continue the business of the Company;

     (e) Admission of Members. All instruments or documents relating to the
         --------------------
admission of any Member pursuant to the terms of this Agreement; and

     (f) Other Instruments. All other instruments or documents as the Board may
         -----------------
deem necessary or advisable to carry out fully the provisions of this Agreement.

     Section 15.2 Authorization of Execution and Delivery. Nothing in this
                  ---------------------------------------
Agreement shall be construed as authorizing any Person acting as attorney-in-fact for any Member to increase in any way the liability of Members beyond the liability expressly set forth in this Agreement or to amend this Agreement except in accordance with the provisions of Section 17.6. Each Member
                                                      ------------
shall execute and deliver to the Board, within fifteen days after receipt of the Board's request therefor, all such further designations, powers of attorney and other instruments as the Board deems necessary to effectuate this Agreement and the purposes of the Company.

     Section 15.3 Scope of Power. The grant of authority in Section 15.1:
                  --------------                            ------------

     (a) is a special power of attorney coupled with an interest, is irrevocable and shall survive the death, incapacity, disability, bankruptcy, incompetency, termination or dissolution of any Member;

     (b) may be exercised by the Board or its designee for each Member by a facsimile signature or by listing all of the Members executing any instrument with the Board's signature as attorney-in-fact for all of them; and

     (c) shall extend to the Members' heirs, successors and assigns.

                                   ARTICLE 16
                            ENGAGEMENT OF MANAGEMENT
                            ------------------------

     Section 16.1 Engagement of Management. The Company hereby engages the
                  ------------------------
Management Members and the Additional Employed Members, subject to the control and direction of the Board, for the purpose of rendering management services to the Company from time to time (the "Engagement"), including managing the Investments and the Portfolio Companies, implementing business strategies formulated by the Board, and recruiting and overseeing other day-to-day management personnel. Each Management Member and Additional Employed Member hereby accepts such Engagement and each Management Member and Additional Employed Member agrees to devote a sufficient amount of business time and effort to ensure the adequate performance of such responsibilities. The termination of the Engagement Term as to any one Management Member or Additional Employed Member in accordance with Section 16.5 shall not be regarded as a termination of the Engagement Term for any other Management Member or Additional Employed Member.

     Section 16.2 Term of Engagement. The term of the Engagement hereunder shall
                  ------------------
continue for the term of this Agreement, unless earlier terminated in accordance with the provisions hereof (the "Engagement Term").

     Section 16.3 Compensation.
                  ------------

     (a) During the Engagement Term, no Management Member or Additional Employed Member shall receive any compensation from the Company for the services rendered to the Company and to be rendered pursuant to this Agreement other than any grant of the Class B Interests to the Management Members or Additional Employed Members in accordance with the terms and conditions of this Agreement, and no Management Member or Additional Employed Member shall receive any compensation from a Portfolio Company other than pursuant to a formal employment agreement with such Portfolio Company, approved in advance by the Board pursuant to paragraph (c) of this Section 16.3; provided, however, that the Members acknowledge that Matthew L. Leibowitz shall be a Management Member of the Company but shall not be employed by any Portfolio Company and may receive fees for professional services he renders to the Company and the Portfolio Companies.

     (b) During the Engagement Term and to the extent not otherwise reimbursed by a Portfolio Company, the Company will pay or reimburse each Management Member or Additional Employed Member for all normal and reasonable travel and entertainment expenses incurred by such Management Member or Additional Employed Member during the Engagement Term in connection with their responsibilities to the Company.

     (c) No Management Member or Additional Employed Member shall enter into any employment agreement or accept any compensation from any Portfolio Company (including, without limitation, any grants of stock options or other non-cash compensation) without the prior written consent of a majority of all of the members of the Board, nor shall any Management Member or Additional Employed Member amend any previously approved employment agreement, without the prior written consent of a majority of all of the members of the Board (not including the Management Member or Additional Employed Member whose employment agreement or compensation is under discussion). The employment agreements of the Management Members and the Additional Employed Members listed on Schedule E, the
                                                                 ----------
form of which is attached hereto as Exhibit A, have been approved by the Board.
                                    ---------

     Section 16.4 Inter-Relationships of Responsibilities. Each Management
                  ---------------------------------------
Member and each Additional Employed Member acknowledges and agrees that all of the duties and responsibilities as a Management Member or as an Additional Employed Member and all of the duties and responsibilities as an employee of a Portfolio Company are inter-related. Accordingly, in the event, such Management Member's or Additional Employed Member's (i) Engagement Term is terminated by the Company or (ii) employment agreement with any Portfolio Company is terminated, such terminated Management Member or Additional Employed Member shall (a) resign from all offices held with the Company and all Portfolio Companies and (b) be deemed to have been terminated in respect of any employment agreements with other Portfolio Companies. Except as otherwise set forth herein, all rights and remedies of the Portfolio Companies and each Management Member or Additional Employed Member in respect of the termination of a Management Member's or Additional Employed Member's Engagement Term shall be solely as set forth in any employment agreements between such Management Member or Additional Employed Member and the Portfolio Companies.

     Section 16.5 Termination. The Engagement Term may be terminated as to any
                  -----------
Management Member or Additional Employed Member at any time by the Company by written notice of the termination of such Management Member's or Additional Employed Member's Engagement (a "Termination Notice"). Any such termination shall be effective upon the first to occur of the following events:

     (a) the effective date specified in the Company's Termination Notice (which cannot be prior to the date of such notice) sent as a result of such Management Member's or Additional Employed Member's failure to devote substantially all of its business time to originating and managing the Company's Investments or the breach of the provisions of Section 9.4(b), if applicable;

     (b) the effective date specified in the Company's Termination Notice (which cannot be prior to the date of such notice) sent as a result of such Management Member's or Additional Employed Member's dismissal or other termination of employment by any of the Company's Portfolio Companies;

     (c) the date of death of such Management Member or Additional Employed Member or the effective date specified in the Termination Notice sent as a result of a Permanent Disability. "Permanent Disability shall mean such Management Member's or Additional Employed Member's inability to perform the duties contemplated by this Article 16 by reason of a physical or mental disability or infirmity which has continued for more than ninety working days in any twelve consecutive month period as determined by the Board; and

     (d) the effective date specified in the Termination Notice sent in respect of any other termination, whether for Cause, without Cause, or for any other reason, including any termination of an employment agreement with a Portfolio Company.

                                   ARTICLE 17
                                  MISCELLANEOUS
                                  -------------

     Section 17.1 Specific Performance. Each Member acknowledges that damages
                  --------------------
are not necessarily an adequate remedy for the breach by any Member of this Agreement and that the non-breaching Member shall be entitled to specific performance, injunction, and other appropriate equitable remedies, without the posting of any bond.

     Section 17.2 Authority. Each Member hereby represents and warrants that it,
                  ---------
he or she has all requisite power and authority to enter into this Agreement and to perform its, his or her obligations hereunder, that this Agreement constitutes a legal, valid, and binding obligation of such Member, enforceable against such Member in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors rights and remedies generally and further subject, as to enforceability, to general principles of equity, and that the execution, delivery, and performance by such Member of this Agreement does not violate any law, rule, regulation, injunction or other order of any court or governmental authority, or any agreement or other instrument to which such Member is a party or by which it, he or she is bound.

     Section 17.3 Waiver of Partition. Each Member hereby irrevocably waives any
                  -------------------
and all rights that it may have to maintain an action for partition of any Company Assets.

     Section 17.4 Waivers. Neither the waiver by a Member of a breach of or a
                  -------
default under any of the provisions of this Agreement nor the failure of a Member, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy or privilege under this Agreement shall be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, remedies or privileges.

     Section 17.5 Amendments. Amendments to this Agreement may be proposed by
                  ----------
the Board. The Board shall submit in writing the text of any such amendment to all Members and shall seek the written consents of the Members with respect to the proposed amendment. If the Board and a Majority in Interest of All Members shall have given their written consents, then such proposed amendment shall become effective as of the date specified in such proposal; provided, however, that, except as otherwise provided in this Agreement:

     (a) Consent Requirements. Without the consent of each Member to be
         --------------------
adversely affected, the Agreement shall not be amended so as to:

          (i) modify the limited liability of a Member;

          (ii) amend Sections 4.1 or 5.1 (or any defined term used in such
                     ------------    ---
     sections) to affect adversely the interest of a Member in distributions or in the income and loss of the Company;

          (iii) amend Section 1.3 to change the purpose of the Company
                      -----------

          (iv) amend Section 3.1 or Section 13.4 to increase a Member's
                     -----------    ------------
     obligations to contribute to the capital of the Company or to affect adversely any Member;

          (v) amend Articles 12, 13, 14, 15 or 16 (or any defined term used in
                    -----------  --  --  --    --
     such sections) to affect adversely any Member; or

          (vi) amend Section 4.5, 6.1(a), 6.2, 6.3, 6.4, 6.7, 6.11, 9.4, or 17.5
                     -----------  ------  ---  ---  ---  ---  ----  ---     ----
     (or any defined term used in such sections) to affect adversely any Member.

     (b) Additional Consent for Certain Amendments. In the case of any provision
         -----------------------------------------
of this Agreement which requires the action, approval or consent of Members holding a specified interest in the Company, such provision may not be amended without the consent of Members holding such specified interest. Any amendment of this Agreement that effects the Membership Interests represented by the Membership Interests issued in respect of New Contributions adversely and differently from the manner it effects Membership Interests issued in respect of the Existing Contributions, shall require the consent of the Class A Members and Class C Members holding a majority by dollar value of all New Contributions. Any amendment of this Agreement that affects the rights or obligations of the GS Investors under Section 3.1(b)(v) shall require the consent of the GS Investors.

     (c) Notification. The Board shall notify all Members upon the final
         ------------
adoption or rejection of any proposed amendment.

     (d) Equity Issued at Reduced Price. If the Company issues Class A Interests
         ------------------------------
or Class C Interests, or Membership Interests in any newly created class having substantially similar rights and preferences as the Class A Interests or the Class C Interests ("Further Issuances"), other than Capital Contributions made
                    -----------------
pursuant to the Capital Commitments existing as of the Effective Date or Capital Contributions made pursuant to the PNE Agreement, at a valuation that reflects a price per Membership Interest that is lower than the price per Membership Interest paid in respect of the New Contributions made after the Effective Date by the GS Investors, any

Members, or Affiliates thereof, pursuant to the Additional Thomas Weisel Commitment and PNE pursuant to their Capital Commitments or to the PNE Agreement respectively (i.e. $1.16 for every $1.00 initially contributed or deemed contributed as Existing Contributions), then the parties agree to amend this Agreement to make appropriate adjustments to the Profit Percentage for each Member, together with any other adjustments properly required, including, without limitation, adjustments to the Implied Investment Amount, the Existing Contribution Premium, the Existing Contribution Percentage and the New Contribution Percentage, so that the price per Membership Interest paid or to be paid in respect of the New Contributions of the kind referred to in clause (x) of the definition of New Contributions made for Class A Interests after the Effective Date is equal to the price paid pursuant to such Further Issuances. Notwithstanding anything to the contrary herein, the Company may not consummate any transaction that would otherwise trigger this Section 17.5(d), without the consent of the Class A Members and Class C Members holding a majority by dollar value of all Existing Contributions.

     Section 17.6 Amendment by the Board. The Board (pursuant to the powers of
                  ----------------------
attorney from the Members granted as provided in Article 15), without the
                                                 ----------
consent or approval at the time of any Member (each Member, by acquiring a Membership Interest, being deemed to consent to any such amendment), may amend any provision of this Agreement or the Certificate, and may execute, swear to, acknowledge, deliver, file and record all documents required or desirable in connection therewith, to reflect:

     (a) Change in Name or Location. A change in the name of the Company or the
         --------------------------
location of the principal place of business of the Company;

     (b) Change of Members. The admission, dilution, substitution, termination
         -----------------
or withdrawal of any Member in accordance with the provisions of this Agreement;

     (c) Qualification to Do Business. A change that is necessary to qualify the
         ----------------------------
Company as a limited liability company or a Company in which the Members have limited liability;

     (d) Changes Which are Inconsequential, Curative, or Required. A change that
         --------------------------------------------------------
is:

          (i) Of an inconsequential nature and does not adversely affect any Member in any material respect;

          (ii) Necessary or desirable to cure any ambiguity or to correct or supplement any provisions of this Agreement;

          (iii) Required or specifically contemplated by this Agreement; or

          (iv) Necessary to reflect the current Profit Percentages or Class B Percentage, as the case may be, on Schedule A or the current Membership
                                        ----------
     Interests of the Members from time to time as contemplated by this Agreement; and

     (e) Changes Under Applicable Law. A change in any provision of this
         ----------------------------
Agreement which requires any action to be taken by or on behalf of the Board or the Company pursuant to the requirements of Act or any other applicable law if the provisions of applicable law are amended, modified, or revoked so that the taking of such action is no longer required. The authority set forth in this Section 17.6(e) shall specifically include the
                            ---------------
authority to make such amendments to this Agreement and to the Certificate as the Board deems necessary or desirable in the event that the Act or any other applicable law is amended to eliminate or change any provision now in effect.

     Section 17.7 Notices.
                  -------

     (a) Procedure For Giving Notice. All notices or other communications
         ---------------------------
required or permitted to be given pursuant to this Agreement to a Member shall be given in writing and shall be considered as properly given or made if personally delivered, if sent by a recognized overnight courier (such as Federal Express) or if mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed, in the case of a Member, to such Member's address for notices as it appears on the records of the Company and, in the case of the Board, to the Board at the Company's principal office.

     (b) Change of Address. Any Member may change such Member's address for
         -----------------
notices by giving notice in writing to the Board, stating the new address for notices. Commencing on the tenth day after the giving of such notice, such newly designated address shall be such Member's address for the purpose of all notices or other communication required or permitted to be given pursuant to this Agreement.

     (c) Delivery. Any notice or other communication shall be deemed to have
         --------
been given as of the date on which it is personally delivered or sent by overnight courier or, if mailed, the date on which it is deposited in the mail.

     Section 17.8 Other Terms. All references to "Articles" and "Sections"
                  -----------                     --------       --------
contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, subsections, and paragraphs of this Agreement. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. As used in this Agreement, the following words or phrases all have the meanings indicated: (a) "or" shall mean
                                                                 --
"and/or"; (b) "day" shall mean a calendar day; (c) "including" or "include"
 ------        ---                                  ---------      -------
shall mean "including without limitation" where appropriate; and (d) "law" or
            ----------------------------                              ---
"laws" shall mean statutes, regulations, rules, judicial orders, and other legal
 ----
pronouncements having the effect of law. Whenever any provision of this Agreement requires or permits the Board to take or omit to take any action, or make or omit to make any decision, unless the context clearly requires otherwise, such provision shall be interpreted to authorize an action taken or omitted, or a decision made or omitted, by the Board acting alone and in good faith.

     Section 17.9 Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement of the Members with respect to the transactions contemplated by the Members and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for in this Agreement.

     Section 17.10 Execution in Counterparts. This Agreement may be executed in
                   -------------------------
one or more counterparts, all of which shall constitute one and the same instrument.

     Section 17.11 Binding Effect. Subject to the restrictions on Transfers set
                   --------------
forth in Article 12, this Agreement shall be binding upon and shall inure to the
         ----------
benefit of the Board and the Members and their heirs, devisees, executors, administrators, legal representatives, successors and assigns.

     Section 17.12 Governing Law. This Agreement, the rights and obligations of
                   -------------
the parties hereto and any claims or disputes relating thereto, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (without regard to principles of conflicts of laws).

     Section 17.13 Severability. The invalidity of any one or more provisions of
                   ------------
this Agreement or any instrument given in connection herewith shall not affect the remaining provisions of this Agreement or any other agreement or instrument, all of which are used subject to the condition of their being held valid at law. In the event that one or more of the provisions of this Agreement should be invalid, or should operate to render this Agreement or any other agreement or instrument invalid, this Agreement and such other agreements and instruments shall be construed as if such invalid provisions had not been included in this Agreement.

     Section 17.14 Compliance with Certain Laws. It is the intention of the
                   ----------------------------
Members to comply with applicable usury laws and no provision of this Agreement is intended or shall be construed to permit the charging or receipt of any amount which may be characterized as interest in excess of the maximum rate or amount permitted by applicable law.

     Section 17.15 Representations and Covenants.
                   -----------------------------

     (a) Each of the Members hereby (i) represents and warrants that such Member is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (except in the case of Alta Associates VIII, LLC, which has not more than 4 members or NextMedia Select Partners, LLC) and that the investment made by such Member in the Company is for such Member's own account for investment and (ii) covenants that such Member shall not sell, transfer, hypothecate or assign such Member's interest in the Company in contravention of the Securities Act, or any securities laws of any applicable jurisdiction.

     (b) Each Member acknowledges and agrees that such Member has been provided, to such Member's full satisfaction, with the opportunity to ask questions concerning the terms and conditions of an investment in the Company and has knowingly and voluntarily elected instead to rely solely on such Member's own investigation. No Member has relied upon any representation or warranty of any kind by the Board regarding the interests in the Company or the business to be conducted thereby, and each Member acknowledges that such Member is not relying on the Board's advice or expertise in entering into or managing this investment. Each Member represents and warrants to the Board that such Member is capable of bearing the economic risks of the investment in the Company and is able to bear a complete loss of such Member's investment in the Company.

     (c) Each Member hereby represents and warrants that as of the Effective Date (i) such Member owns attributable interests in the Media Enterprises listed for such Member on Schedule D attached hereto; and (ii) that its Limited
                   ----------
Partnership Agreement contains the
necessary terms and conditions to insulate its limited partners pursuant to FCC rules and regulations. Each Member agrees: (i) to notify the Board prior to making any investment in any Media Enterprise other than through the Company; and (ii) not to make any investment in any Media Enterprise if the Company, following such notification, reasonably informs such Member that consummation of such investment would place the Company in violation of the FCC's Multiple Ownership Rules.

     (d) Each Member hereby represents and warrants that Schedule F attached
                                                         ----------
hereto sets forth the percentage of foreign ownership in such Member's limited partnership as of the Effective Date. Each Member agrees: (i) to notify the Board prior to increasing its percentage of foreign ownership above the level specified in Schedule F; and (ii) not to increase its foreign ownership if the
             ----------
Company, following such notification, reasonably informs such Member that such increase of foreign ownership would place the Company in violation of Section 310(b) of the Communications Act.

     (e) Each Member hereby warrants that (i) the execution, delivery and performance of this Agreement constitutes a legal, valid and binding obligation of each Member, enforceable against each Member in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and (ii) the execution, delivery and performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, do not (A) violate any provision of law, statute, rule or regulation, and (B) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of the Company.

     Section 17.16 Public Announcements. No Member will issue any public
                   --------------------
announcements or disseminate any advertising or marketing material concerning the existence, or terms of, this Agreement or without the prior written approval of all of the other Members, except, in the case of an announcement, where such announcement is required by law. If a public announcement is required by law, the Members will consult with each other before making the public announcement. To the extent any announcement or any advertising or marketing material permitted under this Section 17.16 expressly refers to any Member or their
                     -------------
Affiliates, such Member shall, in its sole discretion, have the right to revise such announcement or advertising or marketing material prior to granting such written approval.

     Section 17.17 No Implied Duties Of The Board. NOTWITHSTANDING ANY PROVISION
                   ------------------------------
TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT, TO THE EXTENT THAT, AT LAW OR IN EQUITY, THE BOARD OR ANY MEMBER HAS ANY DUTIES (FIDUCIARY OR OTHERWISE) AND LIABILITIES RELATING THERETO TO THE COMPANY OR ANOTHER MEMBER OF THE COMPANY,
(A) NEITHER THE BOARD NOR ANY MEMBER SHALL BE LIABLE TO THE COMPANY OR THE OTHER MEMBERS FOR ACTIONS TAKEN BY THE BOARD, ANY MEMBER OR ANY OF THEIR AFFILIATES IN RELIANCE UPON THE PROVISIONS OF THIS AGREEMENT AND (B) THE BOARD'S AND EACH MEMBER'S DUTIES (FIDUCIARY OR OTHERWISE) AND LIABILITIES ARE INTENDED TO BE MODIFIED AND LIMITED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED COVENANTS,

FUNCTIONS, RESPONSIBILITIES, DUTIES, OBLIGATIONS OR LIABILITIES SHALL BE READ INTO THIS AGREEMENT, OR OTHERWISE EXIST AGAINST THE BOARD OR ANY MEMBER.

     Section 17.18 Confidentiality. Each Member will refrain from disclosing to
                   ---------------
any other Person or entity (a) any confidential documents or confidential information concerning the Company or its Affiliates furnished to it in connection with this Agreement (including, in the case of a Management Member or Additional Employed Member, the services performed by such Management Member or Additional Employed Member for the Company), and (b) any confidential documents or confidential information concerning the Company ("Confidential Information").
                                                     ------------------------
The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to the public (other than as a result of its disclosure by a Member in breach of this Agreement), (ii) was available to a Member on a non-confidential basis prior to disclosure, or (iii) was, is, or becomes available to a Member on a non-confidential basis from a Person who, to the Member's knowledge, is not otherwise bound by a confidentiality agreement or is not otherwise prohibited from transmitting the information to the Member. In the event that a Member is required by law, judicial or governmental order, discovery request, or other legal process, or a Member deems it advisable (upon written advice of legal counsel to the Member) to disclose any Confidential Information, such Member will notify the Company reasonably promptly so that the Company may seek a protective order or other appropriate remedy and /or waive compliance with this Section.

     Section 17.19 Legal Counsel Relationships.
                   ---------------------------

     (a) The Members acknowledge and agree that Weil, Gotshal & Manges LLP and Wiley, Rein & Fielding have represented the Company and certain Class A Members (other than the Management Members ), McDermott, Will and Emery have represented Alta and Fried, Frank, Harris, Shriver & Jacobson and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. have represented the GS Investors, in connection with this Agreement and other transactions related hereto (the "Transactions").
                                                                ------------
Except for Weil, Gotshal & Manges LLP's, Wiley, Rein & Fielding's, McDermott, Will and Emery's, Fried, Frank, Harris, Shriver & Jacobson's and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.'s, representation of certain Class A Members with respect to the Transactions, in no event shall an attorney-client relationship exist between Weil, Gotshal & Manges LLP, Wiley, Rein & Fielding, or McDermott, Will and Emery, Fried, Frank, Harris, Shriver & Jacobson or Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. on the one hand any other Class A Members or the Management Members and/or their Affiliates, on the other hand.

     (b) The Members acknowledge and agree that Thompson Hine LLP, and Leibowitz & Associates have represented the Management Members in connection with the Transactions. Except for Thompson Hine LLP's and Leibowitz & Associates' representation of the Management Members with respect to the Transactions (or any other law firm representing any individual Member), in no event shall an attorney/client relationship exist between Thompson Hine LLP and Leibowitz & Associates (or any such other law firm representing any individual Member), on the one hand, and the Company or certain Class A Members (other than the Management Members) and/or their Affiliates, on the other hand.

     (c) The Members agree and consent that Weil, Gotshal & Manges LLP and/or Wiley, Rein & Fielding and/or McDermott, Will and Emery and/or Fried, Frank, Harris, Shriver & Jacobson and/or Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and/or Thompson Hine LLP and/or Leibowitz & Associates shall each be permitted to render legal advice and to provide legal services to the Members or the Company from time to time, and each of the Members covenant and agree that such representation of a Member and/or the Company by either or both such firms from time to time, shall not disqualify such firms from providing legal advice and legal services to their respective client Members or Affiliates in matters related or unrelated to this Agreement and the Transactions.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        Class A Members:
                                        ---------------

                                        THOMAS WEISEL CAPITAL
                                        PARTNERS, L.P.


                                        By:  Thomas Weisel Capital Partners
                                             LLC, its general partner


                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                                 Daniel S. Dross
                                                 Partner

                                        THOMAS WEISEL CAPITAL PARTNERS
                                        EMPLOYEE FUND, L.P.


                                        By:  Thomas Weisel Capital Partners
                                             LLC, its general partner


                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                                 Daniel S. Dross
                                                 Partner


                                        TWP CEO FOUNDERS CIRCLE (QP), L.P.


                                        By:  Thomas Weisel Capital Partners
                                             LLC, its general partner


                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                                 Daniel S. Dross
                                                 Partner

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        TWP CEO FOUNDERS CIRCLE (AI), L.P.


                                        By:  Thomas Weisel Capital Partners LLC,
                                             its general partner


                                        By:  Thomas Weisel Partners Group LLC,
                                             its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                                 Daniel S. Dross
                                                 Partner


                                        TWP 2000 CO-INVESTMENT FUND, L.P.


                                        By:  Thomas Weisel Capital Partners
                                             LLC, its general partner


                                        By:  Thomas Weisel Partners Group
                                             LLC, its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                                 Daniel S. Dross
                                                 Partner


                                        THOMAS WEISEL CAPITAL PARTNERS
                                        (DUTCH), L.P.


                                        By:  Thomas Weisel Capital Partners
                                             (Dutch) LLC, its general partner


                                        By:  Thomas Weisel Capital Partners
                                             LLC, its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                             Name:  Daniel S. Dross
                                             Title: Partner

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        THOMAS WEISEL CAPITAL PARTNERS
                                        (DUTCH II), L.P.


                                        By:  Thomas Weisel Capital Partners
                                             (Dutch) LLC, its general partner


                                        By:  Thomas Weisel Capital Partners
                                             LLC, its managing member


                                             By:  /s/  Daniel S. Dross
                                                --------------------------------
                                             Name:  Daniel S. Dross
                                             Title: Partner


                                        CARL E. HIRSCH


                                        /s/  Carl E. Hirsch
                                        ----------------------------------------


                                        SEAN STOVER


                                        /s/  Sean Stover
                                        ----------------------------------------


                                        STEVEN DINETZ


                                        /s/  Steven Dinetz
                                        ----------------------------------------


                                        SAMUEL WELLER


                                        /s/  Samuel Weller
                                        ----------------------------------------


                                        ALLEN STIEGLITZ


                                        /s/  Allen Stieglitz
                                        ----------------------------------------

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        SAMUEL WELLER


                                        /s/  Samuel Weller
                                        ----------------------------------------


                                        STEVEN SMITH


                                        /s/  Steven Smith
                                        ----------------------------------------


                                        JEFFREY DINETZ


                                        /s/  Jeffrey Dinetz
                                        ----------------------------------------


                                        MATTHEW L. LEIBOWITZ


                                        /s/  Matthew L. Leibowitz
                                        ----------------------------------------


                                        WESTON PRESIDIO CAPITAL III, L.P.


                                        By:  Weston Presidio Capital Management
                                             III, LLC, its general partner


                                             By:  /s/ Philip W. Halperin
                                                --------------------------------
                                                 Philip W. Halperin
                                                 General Partner


                                        WPC ENTREPRENEUR FUND, L.P.


                                        By:  Weston Presidio Capital Management
                                             III, LLC, its general partner


                                             By:  /s/ Philip W. Halperin
                                                --------------------------------
                                                 Philip W. Halperin
                                                 General Partner

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        ALTA COMMUNICATIONS VIII, L.P.


                                        By:  ALTA COMMUNICATIONS VIII MANAGERS,
                                             LLC, its General Partner


                                             By:  /s/ Brian W. McNeill
                                                --------------------------------
                                             Name:  Brian W. McNeill
                                             Title: Member


                                        ALTA COMMUNICATIONS VIII-B, L.P.


                                        By:  ALTA COMMUNICATIONS VIII MANAGERS,
                                             LLC, its General Partner


                                             By:  /s/   Brian W. McNeill
                                                --------------------------------
                                             Name:  Brian W. McNeill
                                             Title: Member


                                        ALTA ASSOCIATES VIII, LLC


                                        By:  ALTA COMMUNICATIONS, INC.,
                                             its Manager


                                             By:  /s/Brian W. McNeill
                                                --------------------------------
                                             Name:   Brian W. McNeill
                                             Title:  Member


                                        ALTA-COMM VIII S BY S, LLC


                                        By:  /s/ Brian W. McNeill
                                           -------------------------------------
                                        Name:    Brian W. McNeill
                                        Title:   Member

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        GS CAPITAL PARTNERS 2000, L.P.


                                        By:  GS Advisors 2000, L.L.C.,
                                             its general partner


                                             By:
                                                --------------------------------
                                                 Authorized Signatory


                                        GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.


                                        By:  GS Advisors 2000, L.L.C.,
                                             its general partner


                                             By:
                                                -------------------------------
                                                 Authorized Signatory


                                        GS CAPITAL PARTNERS 2000 GMBH & CO.
                                        BETEILIGUNGS KG


                                        By:   Goldman Sachs Management GP
                                        GmbH, its general partner


                                             By:
                                                --------------------------------
                                                 Authorized Signatory


                                        GS CAPITAL PARTNERS 2000
                                        EMPLOYEE FUND, L.P.


                                        By:  GS Employee Funds 2000 GP, L.L.C.,
                                        its general partner


                                             By:
                                                --------------------------------
                                                 Authorized Signatory

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        Class B Members:
                                        ---------------

                                        CARL E. HIRSCH


                                        /s/  Carl E. Hirsch
                                        ----------------------------------------


                                         SEAN STOVER


                                        /s/  Sean Stover
                                        ----------------------------------------


                                        STEVEN DINETZ


                                        /s/  Steven Dinetz
                                        ----------------------------------------


                                        SAMUEL WELLER


                                        /s/  Samuel Weller
                                        ----------------------------------------


                                        ALLEN STIEGLITZ


                                        /s/  Allen Stieglitz
                                        ----------------------------------------


                                        STEVEN SMITH


                                        /s/  Steven Smith
                                        ----------------------------------------


                                        JEFFREY DINETZ


                                        /s/  Jeffrey Dinetz
                                        ----------------------------------------

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        MATTHEW L. LEIBOWITZ


                                        /s/  Matthew L. Leibowitz
                                        ----------------------------------------


                                        JAMES MATALONE


                                        /s/  James Matalone
                                        ----------------------------------------


                                        SCOT MCARTOR


                                        /s/  Scot McArtor
                                        ----------------------------------------


                                        MICHAEL ALAN MORRILL


                                        /s/  Michael Alan Morrill
                                        ----------------------------------------


                                        BRUCE WASHBURN


                                        /s/  Bruce Washburn
                                        ----------------------------------------

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LlC

                                        Class C Members:
                                        ---------------

                                        Class C Members incorporated herein by
                                        execution of Joinder Agreements:

                                        NEXTMEDIA SELECT PARTNERS, LLC

                                        MICHAEL ANSELMO

                                        JAMES ARABANOS

                                        JAMES HOOKER

                                        TONY JACOBSON

                                        RICHARD F. RAMBALDO

                                        JAMES RHUDE

                                        MARK SPANIOL

                                Signature Page to
                       Limited Liability Company Agreement
                           of NextMedia Investors LLC